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                                                                   Exhibit 10.07

                           INDUSTRIAL BUILDING LEASE

                                 by and between

                        Pacesetter Business Properties,

                                    Landlord

                                       and

                               Unit Instruments,

                                     Tenant

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                                TABLE OF CONTENTS

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                                    ARTICLE                                                 PAGE
 1 FUNDAMENTAL LEASE PROVISIONS .........................................................     1
 2 PREMISES .............................................................................     2
 3 TERM .................................................................................     2
 4 RENT .................................................................................     3
 5 INITIAL IMPROVEMENTS TO PREMISES .....................................................     5
 6 USE ..................................................................................     5
 7 UTILITIES ............................................................................     6
 8 TAXES ................................................................................     6
 9 INSURANCE AND INDEMNITY ..............................................................     7
10 ALTERATIONS ..........................................................................     8
11 MECHANICS' LIENS .....................................................................     9
12 SIGNS ................................................................................     9
13 RIGHTS RESERVED TO LANDLORD ..........................................................     9
14 ASSIGNMENT, SUBLETTING AND ENCUMBRANCES ..............................................    10
15 OPERATION OF TENANT'S BUSINESS .......................................................    12
16 REPAIRS AND MAINTENANCE ..............................................................    12
17 DAMAGE OR DESTRUCTION ................................................................    13
18 COMMON AREAS AND EXPENSES ............................................................    14
19 DEFAULT BY TENANT, REMEDIES ..........................................................    15
20 DEFAULT BY LANDLORD... ...............................................................    17
21 EMINENT DOMAIN .......................................................................    17
22 SUBORDINATION, ATTORNMENT ............................................................    18
23 SALE OF PREMISES, MORTGAGE OF LEASEHOLD ESTATE .......................................    18
24 WAIVER OF REDEMPTION BY TENANT, HOLDING OVER .........................................    19
25 NOTICES ..............................................................................    19
26 SURRENDER OF PREMISES ................................................................    19
27 SECURITY DEPOSIT .....................................................................    20
28 TITLE OF LANDLORD ....................................................................    20
29 MISCELLANEOUS ........................................................................    21

                                    EXHIBITS

        A         LEGAL DESCRIPTION OF CENTER
        B         SITE PLAN
        C         CONSTRUCTION OF IMPROVEMENTS
        C-l       SCHEDULE FOR LANDLORD'S WORK
        D         GUARANTEE OF LEASE
        E         STATEMENT OF TENANT
        F         SIGN CRITERIA
        G         ACCEPTANCE OF PREMISES LETTER
        H         PERMITTED USES

THE SUBMISSION OF THIS DOCUMENT FOR EXAMINATION AND NEGOTIATION DOES NOT CONSTITUTE AN OFFER TO LEASE, A RESERVATION OF, OR OPTION FOR, THE PREMISES; THIS DOCUMENT BECOMES EFFECTIVE AND BINDING ONLY UPON EXECUTION AND DELIVERY HEREOF BY LANDLORD. NO ACT OR OMISSION OF ANY EMPLOYEE OR AGENT OF LANDLORD OR OF LANDLORD'S BROKER SHALL ALTER, CHANGE OR MODIFY ANY OF THE PROVISIONS HEREOF.


                            INDUSTRIAL BUILDING LEASE

         THIS BUILDING LEASE ("Lease") is dated September 1, 1990 ("Effective
Date"), and entered into by and between Pacesetter Business Properties, a California corporation ("Landlord"), and Unit Instruments, a California corporation ("Tenant").

         In consideration of the rents and covenants hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the following described demised premises, upon the following terms and conditions:

                                    ARTICLE 1

                          FUNDAMENTAL LEASE PROVISIONS

         1.1 DEFINITIONS. For purposes of this Lease, the following terms shall have the following meanings:

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CENTER:                                      That certain industrial center known as North County Tech
(Article 2)                                  Center.
(Exhibit "B")

PREMISES:                                    That certain industrial building known as North County Tech
(Exhibit "B")                                Center Building 1, located at 22600 Savi Ranch Parkway,
                                             Yorba Linda, California.

SPARTA SPACE:                                The portion of the Premises presently leased to Sparta, Inc.,
(Exhibit "B")                                containing approximately 38,493 square feet.

VACANT SPACE:                                The presently vacant portion of the Premises containing
(Exhibit "B")                                approximately 44,263 square feet.

BUILDING AREA:                               Approximately 82,756 square feet.
(Article 4)

TERM:                                        Ten years, with one option to extend for a period of five
(Article 3)                                  years.

USE:                                         General office purposes, warehousing, research and
(Article 6)                                  development activities and light manufacturing.

MINIMUM MONTHLY RENT:                        $52,136.28 per month ($.63 per square foot per month);
(Section 4.1)                                portion of Minimum Monthly Rent applicable to Sparta
                                             Space ($24,250.59 per month) deferred for first seven months;
                                             portion of Minimum Monthly Rent applicable to Vacant Space
                                             ($27,885.69) deferred for first 12 months; no delay or deferral of
                                             Rent Adjustment (Section 4.2), Costs (Section 4.3) or other charges, if any (Section 4.3).

RENT ADJUSTMENT:                             Minimum Monthly Rent to increase at start of fourth,
(Section 4.2)                                seventh and tenth years of term based on increase in CPI
                                             index over CPI index at beginning of previous three year
                                             period.

TENANT'S SHARE:                              68.15%.
(Section 4.3)

SECURITY DEPOSIT:                            $52,136.28 payable upon Tenant's execution and
(Article 27)                                 delivery of this Lease.

GUARANTOR:                                   Autoclave Engineers, Inc, a Pennsylvania corporation
(Exhibit "D")                                ("Autoclave").

BROKER:                                      Representing Landlord, by separate agreement with
                                             Landlord: Coldwell Banker Commercial Real Estate Services; representing Tenant, by separate agreement with Coldwell Banker Commercial Real Estate Services: Daum.

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
ADDRESSES FOR NOTICES:                       TO LANDLORD:
(Article 25)                                 4300 Campus Drive, Suite 100
                                             Newport Beach, CA 92660

                                             TO TENANT:
                                             Before occupancy: 1247 West Grove Avenue
                                                               Orange, CA 92665

                                             After occupancy:  22600 Savi Ranch Parkway
                                                               Yorba Linda, CA 92686

         1.2 EXHIBITS. The following drawings, documents and provisions are attached hereto as Exhibits and incorporated herein by this reference:

                  EXHIBIT "A": Legal description of the Center which Landlord has or intends to construct or cause to be constructed.

                  EXHIBIT "B": A site plan of the Center, including the location of the Premises and the Building Area.

                  EXHIBIT "C": A description of work to be performed by Landlord ("Landlord's Work") in or on the Premises. The Premises shall be constructed pursuant to and in accordance with the procedures outlined in Exhibit "C."

                  EXHIBIT "C-1" Schedule for Landlord's Work

                  EXHIBIT "D": Guarantee of Lease.

                  EXHIBIT "E": Statement of Tenant.

                  EXHIBIT "F": Sign Criteria.

                  EXHIBIT "G": Acceptance of Premises Letter.

                  EXHIBIT "H": Permitted Uses.

                                    ARTICLE 2

                                    PREMISES

         The Premises consist of a two story concrete and glass building which, together with and including other property owned by Landlord or by other parties, comprise the Center, as delineated on Exhibit "B."

         This Lease is subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration of this Lease to keep and perform each and all of such terms, covenants and conditions to be kept and performed by it.

                                    ARTICLE 3

                                      TERM

         3.1 COMMENCEMENT OF TERM. The Term of this Lease shall commence on the first to occur of (i) the date Tenant occupies the Premises, or (ii) 15 days following the date of substantial completion of Landlord's Work, as defined in Exhibit "C", unless sooner terminated as provided in this Lease, and shall expire at the end of the Term set forth in Section 1.1.

         3.2 STATEMENT. Upon commencement of the Term, Landlord and Tenant shall execute a written statement setting forth the commencement and termination dates of the Term in the form of Exhibit "H," or in such other form as Landlord may reasonably request.

         3.3 AUTOMATIC TERMINATION. If the Commencement Date of this Lease shall not have occurred on or before September 1, 1991, this Lease may be terminated by either party upon written notice to the other and shall thereafter be of no further force or effect, provided that such date shall be extended by any delays referred to in Section 29.8 of this Lease.

         3.4 OPTION. Tenant may extend the Term of this Lease for one additional period of five years ("Extended Term") upon all of the terms and conditions set forth herein, subject to the following terms, conditions and exceptions:

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                  A. Tenant's option is personal to Tenant and shall
automatically terminate upon any Assignment of this Lease, as defined in Article 14, or if the use of the Premises is changed from that set forth in Section 1.1, except that such option may be assigned to a "Permitted Assignee," as defined in
Section 14.9 of this Lease.

                  B. Tenant shall notify Landlord in writing of Tenant's desire to exercise the option at least 12 months, but no more than 24 months, prior to the expiration of the original Term.

                  C. If this Lease is not in effect on the date Tenant gives notice of its exercise of the option to extend, such notice shall be void and of no effect. If this Lease is not in effect on the day preceding the first day of the Extended Term, the Extended Term shall not commence and this Lease shall expire at the end of the original Term.

                  D. If Tenant is in "Default," as defined in Article 19 of this Lease, under any of the terms or conditions of this Lease on the date it gives notice of its exercise of an option, such notice shall be void and shall have no effect. If Tenant is in Default under any of the terms or conditions of this Lease on the day preceding the first day of the Extended Term, the Extended Term shall not commence and this Lease shall expire at the end of the original Term.

                  E. The Minimum Monthly Rent commencing on the date of the commencement of the Extended Term shall be the higher of (a) the Minimum Monthly Rent in effect immediately prior to such date, or (b) the fair market rental value ("Market Value") of the Premises as of such date. Market Value shall be determined by the agreement of the parties, but if they are unable to agree in writing as to such Market Value on or before 120 days prior to the commencement of the Extended Term then, on or before the date which is 90 days prior to the commencement of the Extended Term, each party shall appoint a "Qualified Appraiser," as hereinafter defined. Within 15 additional days, the two appraisers so appointed shall appoint a third independent Qualified Appraiser and within 30 days thereafter, the three appraisers shall each make his own appraisal of the Market Value of the Premises as of the commencement of the Extended Term. Such Market Value shall be deemed to be the value which is the average of the two closest appraisal amounts. If either party shall fail to appoint its appraiser pursuant to this paragraph, such Market Value shall be determined by the single appraiser appointed by the other party. If the two appraisers originally selected cannot agree upon the selection of a third appraiser with ten days, then either party may re quest that such third appraiser be appointed by application to a court of competent jurisdiction upon ten days prior written notice to the other party. The fees and expenses of the appraiser appointed by each party shall be borne by that party and the fees and expenses of the third appraiser shall be borne equally by Landlord and Tenant. If for any reason the Minimum Monthly Rent shall not have been redetermined in accordance with this Section 3.4E prior to the commencement of the Extended Term, Tenant shall make Minimum Monthly Rent payments equal to the Minimum Monthly Rent in effect immediately preceding the commencement of the Extended Term until such rent is determined, at which time any difference between the rent paid to date for such period and the rent determined in accordance with this paragraph shall be adjusted and paid to the party entitled thereto. For purposes of this Section 3.4E, "Qualified Appraiser" shall mean a person who is either or both of the following; (i) a licensed California real estate broker having at least five years of experience in the business of leasing on behalf of landlords or tenants of industrial space in the northeastern Orange County area, or (b) a member in good standing of the American Institute of Real Estate Appraisers for at least five years. For purposes of this Section 3.4E, Market Value shall take into account the contract rental rate, rent concessions, real estate commissions, the cost of tenant improvements, length of term and all other tenant provisions which have material economic value to Landlord and Tenant.

                                    ARTICLE 4

                                      RENT

         4.1 MINIMUM MONTHLY RENT. Tenant covenants and agrees to pay upon the Commencement Date as rent for the use and occupancy of the Premises, and at the time and in the manner hereinafter provided, Minimum Monthly Rent as set forth in Section 1.1, payable in advance, on the first day of each calendar month during each year of the Term, without notice, offset, reduction or abatement except as expressly provided in this Lease, subject, however, to adjustment as set forth below. If the Commencement Date occurs on a day other than the first day of the month, then Minimum Monthly Rent for the fraction of the month starting with the Commencement Date shall be paid on the Commencement Date and prorated on the basis of the actual number of days in such month. If the Term ends on a day other than the last day of the month, then Minimum Monthly Rent for the month during which the expiration occurs shall be prorated on the basis of the actual number of days in such month.

         4.2 RENT ADJUSTMENT. On the third, sixth and ninth anniversaries of the Commencement Date (each such anniversary being hereafter referred to in this Lease as an "Adjustment Date"), Minimum Monthly Rent shall be increased as follows:

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                  A. The adjusted Minimum Monthly Rent shall be determined on each Adjustment Date by multiplying the Minimum Monthly Rent set forth in
Section 1.1 in effect for the month preceding such Adjustment Date by a fraction, the numerator of which is the then current Consumer Price Index ("Index") for All Urban Consumers, U.S. City Average, all items (1982-1984=100) as published by the U.S. Department of Labor, Bureau of Labor Statistics and the denominator of which is the Index ("Base Index") in effect on the first day of the preceding three year period.

                  B. The Index for each Adjustment Date shall be the one reported in the U.S. Department of Labor's most recent official index then in use and most nearly meeting the foregoing description of the Index. If the Index is calculated from a base different from 1982-1984=100, the figures used for calculating the adjustment shall first be converted under a formula supplied by the Bureau. If the described index shall no longer be published, another index generally recognized as authoritative shall be substituted by Landlord.

                  C. If Tenant exercises its option to extend the Term of this Lease, the first day of the 31st month of the Extended Term shall be deemed an Adjustment Date for purposes of this Section 4.2 and the Minimum Monthly Rent shall be increased on such date in the manner set forth in this Section 4.2, except that for purposes of this Section 4.2C the Base Index shall be the Index in effect as of the commencement of the Extended Term.

                  D. In no event shall a rent adjustment pursuant to this
Section 4.2 amount to an increase of more than seven percent per year nor less than four percent per year times the Minimum Monthly Rent which was in effect immediately prior to the Adjustment Date on which it is determined.

         4.3 PAYMENT FOR COSTS. Minimum Monthly Rent is established on the basis that, unless otherwise specifically provided in this Lease, Tenant shall pay "Tenant's Share," as hereinafter defined, (and as such share is more specifically described in Articles 7, 8, 9, 16 and 18) of "Taxes," insurance, utilities, and repair and maintenance of the "Common Areas," as hereinafter defined. Tenant shall pay Tenant's Share of such expenses to Landlord in advance of the date upon which Landlord shall expend any sum toward such expenses. Tenant's Share shall mean the percentage which is determined by dividing the floor area of the Premises set forth in Section 1.1 by the total building floor area of the Center.

                  A. Tenant shall pay to Landlord, from and after the Commencement Date, but subject to adjustment as provided in Paragraph B below, in advance, on the first day of each month during each year of the Term, an amount equal to Landlord's estimate of 1/12 of Tenant's Share of the total of such expenses for each calendar year occurring during the Term.

                  B. Tenant's monthly estimated payment shall be subject to adjustment by Landlord as often as quarterly on the basis of Landlord's experience and anticipated costs and expenses. Each adjustment shall be effective upon written notice from Landlord to Tenant, and Tenant shall pay the adjusted monthly amount commencing on the rent payment due date next following the date of such notice. Without limiting the generality of the foregoing, and by way of example, Landlord shall have the right and authority to institute increases in order to accumulate funds for non-recurring or periodically-recurring costs or expenses and shall have no obligation to delay any adjustment until Landlord's receipt of a billing for any cost or expense (including, without limitation, bills for Taxes). Tenant shall not be entitled to interest on sums so accumulated by Landlord, if any.

                  C. Within 90 days following the end of each calendar year during the Term, or more frequently if Landlord so elects, Landlord shall furnish Tenant with a statement covering the calendar year just expired, certified as correct by Landlord, showing the total costs and expenses for such calendar year, the amount of Tenant's pro-rata share of same for such calendar year, and the payments made by Tenant with respect to same for such calendar year. If Tenant's share of such costs and expenses exceeds the sum of the payments so made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after receipt of such statement. If Tenant's payments exceed Tenant's share of the total costs and expenses, Landlord shall credit the excess against costs thereafter due to Landlord under this Lease. Not more than once each calendar year, Tenant shall have the right, at Tenant's expense, upon reasonable notice, during regular business hours, and at Landlord's principal office, to audit the portion of Landlord's records relating to the costs and expenses which Tenant is required to pay pursuant to this Section 4.3.

                  D. In the event that at the end of the Term or the earlier termination of this Lease, Tenant shall have paid an amount greater than that calculated to have been due pursuant to this Section 4.3 for the calendar year in which this Lease so terminates, Landlord shall refund the overpayment to Tenant within 30 days following the date of termination. In the event that at the end of the Term or the earlier termination of this Lease, Tenant shall have made payments totaling an amount less than that calculated to have been due pursuant to this Section 4.3 for the calendar

                                       4
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year in which this Lease terminates, Tenant shall pay the amount of the deficiency to Landlord within thirty 30 days after Landlord's notice of billing therefor.

         4.4 ADDITIONAL RENT. Tenant shall pay as "additional rent" any and all other sums of money or charges required to be paid pursuant to the terms of this Lease, whether or not the same be designated additional rent. If such amount or charges are not paid at the time provided for in this Lease, they shall nevertheless, if not paid when due, be collectible as additional rent with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any remedy of Landlord.

         4.5 PLACE OF PAYMENT. All rent and other payments shall be paid by Tenant to Landlord at Landlord's notice address set forth in Section 1.1 or at such other place as may from time to time be designated by Landlord.

         4.6 MINIMUM MONTHLY RENT DEFERRAL. Minimum Monthly Rent deferred, if any, as set forth in Section 1.1, shall be deemed deferred, not forgiven or waived, during the Term. Upon material Default of Tenant, any such deferred Minimum Monthly Rent shall become due and payable. Upon the expiration of the Term, or the earlier termination of this Lease, for any reason other than a Default of Tenant, such deferred Minimum Monthly Rent shall be deemed waived.

                                    ARTICLE 5

                        INITIAL IMPROVEMENTS TO PREMISES

         Landlord shall install in the Premises the tenant improvements referred to in Exhibit "C" as "Landlord's Work" and Tenant shall install in the Premises the improvements referred to in Exhibit "C" as Tenant's Work, all in accordance with and subject to the terms and conditions set forth in Exhibit "C."

                                    ARTICLE 6

                                       USE

         Tenant shall use the Premises solely for the purpose specified in
Section 1.1, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which consent may be withheld in Landlord's sole, absolute and arbitrary discretion. Tenant further covenants and agrees that it will not use, suffer or permit any person or persons to use the Premises or any part thereof for any use or purpose contrary to the Rules and Regulations of the Center as set forth in Exhibit "G," as the same may be amended by Landlord from time to time, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local, municipal or county governing bodies or any other lawful governmental or quasi-governmental authorities having jurisdiction over the Center, or in violation of any regulations of any insurance carrier providing insurance for the Premises or the Center. Tenant further covenants and agrees that during the Term, the Premises and every part thereof shall be kept by Tenant in a first-class, clean and wholesome condition, free of any objectionable noises, odors or nuisances, and that all fire, safety, health and police regulations shall, in all respects and at all times, be fully complied with by Tenant.

         Landlord represents that it has been advised by the City of Yorba Linda, California ("City"), that (a) the land on which the Premises are located is presently zoned PC Office and Industrial Park Zone, Subcategory C - Industrial Research and Development, and that such zoning was created by the Preannexation and Development Agreement dated October 11, 1982, recorded in the Official Records of Orange County on October 13, 1982, as Instrument No. 82-360356; (b) a copy of the permitted uses contained in such Preannexation and Development Agreement is attached to this Lease as Exhibit "H"; and (c) to obtain the City's approval of Landlord's working drawings for the proposed improvements to the Premises, Landlord will be required to submit to the City an occupancy letter ("Occupancy Letter") signed by Tenant describing in detail Tenant's proposed use of the Premises, the form and content of which letter will be subject to the reasonable approval of Landlord before it is submitted to the City. If the City refuses to approve the Occupancy Letter within 15 days after it has been submitted, then either Landlord or Tenant shall have the right to terminate this Lease upon ten days notice to the other party, in which event all funds and documents shall be returned to the party delivering the same and the parties shall have no further obligations under this Lease.

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                                    ARTICLE 7

                                    UTILITIES

         7.1 TENANT'S OBLIGATION. Tenant shall pay for all water, gas, power and electric current and all other utilities used by Tenant on the Premises, together with any Taxes thereon, from and after the delivery of possession of the Premises by Landlord. If any such charges are not paid when due, Landlord may pay the same, and any amount so paid by Landlord shall thereupon become due to Landlord from Tenant as additional rent, together with interest thereon. Tenant shall install its own meter(s) for all utilities utilized in the Premises at Tenant's expense. If any utilities are furnished by Landlord, then the rates charged to Tenant shall not exceed those of the local public utility company as if its services were furnished directly to Tenant.

         7.2 NO DEFAULT BY LANDLORD. Landlord shall not be in Default hereunder, nor be liable in damages or otherwise, for any failure or interruption of any utility service being furnished to the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease or to abate payment of any portion of the rent due hereunder, except that if such failure or interruption is the result of the negligence or willful misconduct of Landlord or its agents, Minimum Monthly Rent under the Lease shall be abated commencing on the fourth consecutive day on which such interruption or failure results in a material impairment of the ability of Tenant to conduct its business and such abatement shall continue only so long as such material impairment continues.

                                    ARTICLE 8

                                      TAXES

         8.1 TENANT'S TAX RESPONSIBILITY. Tenant agrees to pay to Landlord, from the commencement of the Term and throughout the Term, all Taxes, as defined below, levied on the Premises and the improvements thereto, together with "Tenant's Share" of all taxes and assessments levied on the Common Areas.

         8.2 TAXES INCLUDED. Property taxes for the first and last years of the Term shall be prorated between Landlord and Tenant. For the purposes of this Lease, the term "Taxes" shall include any form of assessment, license fee, license tax, business license fee, business license tax, commercial rent tax, levy, charge, tax or similar imposition imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Center including, but not limited to, the following:

                  A. Any tax on Landlord's right to rent or other income from the Center or as against Landlord's business of leasing the Center or based on the occupancy of tenants in the Center, but shall not include any general income, franchise, excise, gift, estate, inheritance, succession, capital levy or transfer tax of Landlord arising out of Landlord's rights in the Premises.

                  B. Any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of Taxes, it being acknowledged by Tenant and Landlord that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as police protection, fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Taxes for the purposes of this Lease;

                  C. Any tax, fee or charge on the operation and use of the Center and/or the Common Areas imposed by the United States Environmental Protection Agency or any other federal, state or local governmental entity; and

                  D. Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Center.

         8.3 PERSONAL PROPERTY TAXES. Tenant shall also pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed at any time and which become payable during the Term upon Tenant's leasehold improvements, fixtures, equipment, furniture, inventories or merchandise and any other personal property installed or located on the Premises, whether or not such assessment is made against Tenant or against Landlord either separately or as a part of the assessment of the Center, and whether installed by Landlord or Tenant.

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                                    ARTICLE 9

                             INSURANCE AND INDEMNITY

         9.1 LIABILITY INSURANCE. Tenant shall at all times during the Term, and at its own cost and expense, procure and continue in force bodily injury liability and property damage liability insurance adequate to protect Landlord against liability for injury to or death of any person and damage to property in connection with any construction or alteration by Tenant of improvements on the Premises and with the use, operation or condition of the Premises. Such insurance at all times shall be in an amount not less than $2,000,000.00, combined single limit. Such coverage limit shall be adjusted annually during the Term, upon request by Landlord or Landlord's lender or ground lessor, to such higher coverage limit, if any, as in Landlord's reasonable judgment is cus-tomarily carried in the locale in which the Premises are situated with respect to similar properties. Tenant shall procure and thereafter maintain throughout the Term, at its sole cost and expense, worker's compensation insurance covering all of the employees employed upon the Premises or in connection with the operations conducted thereon.

         9.2 LEASEHOLD IMPROVEMENTS. Tenant shall at all times during the Term maintain in effect policies of insurance covering all leasehold improvements (including any Alterations, additions or improvements as may be made by Tenant pursuant to the provisions of this Lease) on the Premises. Such insurance shall provide protection against any peril included within the classification "Fire and Extended Coverage," including against vandalism and malicious mischief, against theft, unless waived in writing by Landlord, and against sprinkler leakage. Such policies shall include coverage in an amount not less than 100% of the actual replacement cost thereof from time to time during the Term. The proceeds of such insurance shall be used exclusively for the repair or replacement of the property so insured, except that upon termination of this Lease following a casualty as set forth herein, the proceeds shall be paid to Tenant and Landlord in proportion to their interests, whereby Tenant's share of the proceeds shall be that portion determined by a fraction, the numerator of which is the remaining number of years in the initial Term, and the denominator of which is the initial Term, with the remainder being apportioned to Landlord. Not less than annually during the Term, Tenant shall cause Tenant's insurance carrier to redetermine such full replacement cost and shall increase Tenant's insurance policy limits accordingly.

         9.3 POLICY REQUIREMENTS. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies, qualified to do business in the State of California, reasonably acceptable to Landlord and Landlord's lender or ground lessor, and having a Best's insurance rating of not less than A-10. Each policy shall name Landlord as an insured, and certificates of insurance shall be delivered to Landlord by Tenant at least ten days prior to the earliest of Tenant's entry in the Premises to conduct work or deliver Tenant's Property, the occupancy of the Premises by Tenant or the opening for business of the Premises by Tenant. No such policy shall be subject to cancellation or modification except after 30 days prior written notice to Landlord and Landlord's lender or ground lessor. If Tenant has not furnished to Landlord a certificate of renewal or other acceptable confirmation of coverage with respect to any such policy on or before 60 days prior to the expiration of such policy, and fails to do so within 30 days following Landlord's notice of such failure, Landlord may obtain such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand as additional rent.

         9.4 WAIVER OF SUBROGATION. Landlord and Tenant each hereby waives any and all rights of recovery against the officers, employees, agents and representatives of the other party for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under any policy of insurance carried by such waiving party. Promptly after written request from either party, the other party shall obtain and furnish evidence to the requesting party of the waiver by the requested party's insurance carriers of any right of subrogation against the requesting party.

         9.5 TENANT'S LIABILITY. If Tenant shall fail to maintain any insurance as required in this Lease, Tenant shall be liable for any loss or cost resulting from such failure. The immediately preceding sentence shall not be deemed a waiver of any of Landlord's rights or remedies under any other provision of this Lease.

         9.6 PROPERTY INSURANCE. Landlord shall at all times during the Term maintain in effect a policy or policies of insurance covering the Premises providing protection against any peril generally included within the classification "Fire and Extended Coverage," insuring against such other risks as Landlord may reasonably determine, and including coverages in such amounts as Landlord may reasonably determine, up to 100% of the actual replacement cost of the Premises with a maximum deductible amount of such policies not to exceed the amount required by Landlord's lender or ground lessor. The cost of such insurance (or if such insurance covers more then the Premises, the pro-rata portion of such insurance cost applicable to the Premises) shall be paid to Landlord by Tenant within 15 days following receipt by Tenant of Landlord's statement therefor.

         9.7 COMMON AREAS INSURANCE. Tenant shall also pay Tenant's Share of the insurance premiums for liability insurance maintained by Landlord on the Common Areas of the Center. The cost of such insurance shall be included as part of the cost of operation and maintenance of the Center Common Areas.

         9.8 LANDLORD INDEMNIFIED. Tenant hereby indemnifies and agrees to hold Landlord harmless against and from any and all claims arising from Tenant's construction on or use of the Premises for the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant and its agents and employees in or about the Premises, except to the extent caused by the negligence or willful misconduct of Landlord or its agents, and any and all claims arising from any Default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, its agents, contractors or employees, and all costs, attorneys' fees, expenses and liabilities incurred in, or related to, any such claim or any action or proceeding brought thereon; and if any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and to Landlord's lender or ground lessor. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause, except as may be caused by the negligence or willful misconduct of Landlord, and Tenant hereby waives all claims with respect thereto against Landlord.

         9.9 EXEMPTION OF LANDLORD FROM LIABILITY. Tenant hereby agrees that Landlord shall not be liable for injury or damage which may be sustained by the persons, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or by any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether such damage or injury results from conditions arising upon the Premises or from other sources, except to the extent cause by the negligence or willful misconduct of Landlord or its agents. The parties acknowledge and agree that Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant of the Center or the other tenants' employees, agents, invitees or customers.

                                   ARTICLE 10

                                   ALTERATIONS

         10.1 LANDLORD'S APPROVAL REQUIRED. Tenant shall not, without Landlord's prior written consent, make any alterations, improvements or additions or "Utility Installations," as hereinafter defined ("Alterations") in, on or about the Premises; provided, however, Tenant may make non-structural interior Alterations that do not diminish the value of the Premises and are entirely within, and not visible from the exterior of, the Premises having a cost not exceeding $25,000 per installation without Landlord's prior written consent. As used in this Article, the term "Utility Installations" shall mean power panels, wiring, fluorescent fixtures, space heaters, conduits, air-conditioning equipment, plumbing and like installations. Any Alterations shall comply with the terms of this Lease. If, prior to the termination of this Lease or within 15 days thereafter, Landlord so directs by written notice to Tenant, and unless relieved of such obligation to remove pursuant to the last sentence of this
Section 10.1, Tenant shall promptly remove the Alterations (excluding HVAC equipment) which were placed in or on the Premises by Tenant and which are designated in such notice, and shall repair any damage occasioned by such removal and, in Default thereof, Landlord may effect such removals and repairs at Tenant's expense. Upon approval of any Alteration requiring Landlord's consent, and within ten days following receipt by Landlord of notice of Tenant's intention to install an Alteration which does not require Landlord's consent, and if requested in writing by Tenant to do so, Landlord shall advise Tenant whether Landlord will require Tenant to remove such Alteration pursuant to this
Section 10.1.

         10.2 CONDITIONS PRECEDENT. Any Alterations in or about the Premises which require the consent of Landlord shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall give its consent, which consent shall not be unreasonably withheld or delayed, the consent shall be deemed conditioned upon Tenant acquiring a permit to do the work prior to the commencement of the work, and the compliance by Tenant with all conditions of such permit and the requirements of all governmental authorities having jurisdiction in a prompt and expeditious manner.

         10.3 PROPERTY OF LANDLORD. Unless Landlord requires their removal as set forth in Section 10.1, all Alterations which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Term; provided, however, Tenant's machinery, equipment and trade fixtures, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of this Article.

         10.4 WORK STANDARDS. All work with respect to Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the improvements on the Premises shall at all times be a complete unit, except during the period of work. Any such Alterations shall be performed and done strictly in accordance with the laws and ordinances relating thereto, and with the requirements of all carriers of insurance on the Premises and the Board of Underwriters, Fife Rating Bureau or similar organization. In performing the work of any Alterations, Tenant agrees to use a bondable contractor and Tenant shall have the work performed in such a manner so as not to obstruct the access or visibility of any other tenant in the Center. Before commencing any such work or construction in or about the Premises, and whether or not Landlord's consent is required therefor, Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord deems necessary to protect the Premises and Landlord from the liens of mechanics, laborers, materialmen, suppliers or vendors.

         10.5 OBLIGATION TO GIVE NOTICE. Should any claims of lien be filed against the Premises or any action affecting the title to such property be commenced, the party receiving notice of such lien or action shall immediately give the other party written notice thereof. Landlord or its representatives shall have the right to go upon and inspect the Premises, including any improvements constructed thereon, at all reasonable times and upon reasonable notice.

                                   ARTICLE 11

                                MECHANICS' LIENS

         11.1 MECHANICS' LIENS. Tenant hereby agrees that it will pay or cause to be paid all costs for work done by it or caused to be done by it on the Premises, and it will keep the Premises and the Center free and clear of all mechanics' liens on account of work done by Tenant or persons claiming under it.

         11.2 CONTEST OF LIEN. If Tenant shall desire to contest any claim of lien, it shall furnish Landlord adequate security in the amount of one and one-half the amount of the claim plus estimated costs and interest, or a bond of a responsible corporate surety in such amount as is prescribed by statute to release the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy the same within ten days following entry of such judgment. If Tenant shall be in Default in paying any charge for which a mechanics' lien claim and suit to foreclose the lien have been filed, and shall not have given Landlord security to protect the Premises and Landlord against such claims of lien, then Landlord may, but shall not be obligated to, pay the claim and any costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due and owing from Tenant to Landlord, and Tenant agrees to and shall pay the same with interest. Tenant's failure to so reimburse Landlord within ten days following Tenant's receipt of Landlord's written demand therefor shall constitute a material breach this Lease.

                                   ARTICLE 12

                                      SIGNS

         12.1 LANDLORD'S APPROVAL. Tenant shall not erect or install any exterior signs or window or door signs, or window or door lettering or placards, or any other advertising media visible from the Common Areas or otherwise from the exterior of the Premises (whether on or up to 24 inches behind the windows, without Landlord's prior written consent in each instance. Tenant shall not install any exterior decoration or painting, or build any fences, or install any radio or television antennae, loud speakers, sound amplifiers or similar devices on the roof or exterior walls of the Premises, or make any material changes to the improvements within the Premises visible from any portion of the Common Areas without Landlord's prior written consent in each instance. The consent of Landlord required by this Section 12.1 shall not be unreasonably withheld or delayed.

         12.2 SIGN CRITERIA. Tenant agrees and covenants to comply with all of Landlord's sign criteria set forth in Exhibit "F" and all requirements of any applicable governmental authorities.

                                   ARTICLE 13

                           RIGHTS RESERVED TO LANDLORD

         13.1 RIGHT OF ENTRY. Landlord reserves to itself and shall at any and all times have the right to enter the Premises at reasonable times to inspect the same, to display during the last 180 days of the Term, as extended, the Premises to prospective purchasers or tenants, to post and maintain any notice deemed necessary by Landlord for the protection of its interest (including, without limitation, notices of nonresponsibility), to repair the Premises or any other portion of the

Center, and to install, use, maintain and replace equipment, machinery, pipes, conduits and wiring throughout, beneath or above the Premises which serve other parts of the Center, if any; all without being deemed guilty of any eviction of Tenant and without abatement of rent; and Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed and keep and store upon the Premises all tools, materials and equipment necessary for such purposes, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. With respect to the exercise of such rights and the carrying on of such activities by Landlord or any agent, contractor or employee of Landlord, Tenant hereby waives any claim for damages for any injury to property or persons or any injury or inconvenience to or interference with Tenant's business for any loss of occupancy or quiet enjoyment of the Premises, or for any other loss occasioned thereby, except to the extent caused by the negligence or willful misconduct of Landlord or its agents. Tenant hereby releases Landlord, its agents, contractors and employees from any and all claims for such damages or loss, except to the extent caused by such negligence or willful misconduct of Landlord or its agents. Landlord shall have the right to use any and all means which Landlord may deem proper to open doors to the Premises in an emergency in order to obtain entry, and any entry to the Premises obtained by Landlord by any of such means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer or an eviction of Tenant from, the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant, except that to the extent the emergency was not the result of the negligence or willful misconduct of Tenant or its agents, contractors or employees, and was covered by applicable insurance, Landlord shall effect the repairs or pay such damages.

         13.2 ADDITIONAL RIGHTS OF LANDLORD. Landlord further reserves to itself and shall at any and all times have the right:

                  A. To change the street address of the Premises and/or the name or street address of the Center, upon 30 days written notice to Tenant;

                  B. To install and maintain signs in the Center at such locations as Landlord shall deem advisable, other than within the Premises;

                  C. To decorate, remodel, alter or otherwise repair the Premises for reoccupancy during the last six months of the Term if, during or prior to such time, Tenant has vacated the Premises, or at any time after Tenant abandons the Premises;

                  D. To grant to anyone the exclusive right to conduct any business or render any service in the Center, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted by this Lease; and

                  E. To effect such other tenancies in the Center as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Center.

                                   ARTICLE 14

                     ASSIGNMENT, SUBLETTING AND ENCUMBRANCES

         14.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or by operation of law assign, license, franchise, transfer, mortgage, hypothecate, or otherwise encumber all or any part of Tenant's interest in this Lease or in the Premises and shall not sublet, franchise, change ownership or license all or any part of the Premises (collectively "Assign" or "Assignment"), without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. Any attempted Assignment without such consent shall be void, shall confer no rights upon any third parties and shall, at the sole and exclusive option of Landlord, terminate this Lease. Without in any way limiting Landlord's right to refuse to give such consent for any other reason or reasons, Landlord reserves the right to refuse to give such consent, and such refusal shall be deemed to be reasonable, if in Landlord's sole but commercially reasonable discretion and opinion the quality of the business operation conducted on the Premises or throughout any other portion of the Center is or may be materially adversely affected during the Term by the proposed Assignment; the financial worth of the proposed new tenant is not adequate in Landlord's reasonable opinion to enable the new tenant to perform its obligations under this Lease; or the credit rating and/or prior experience of the proposed new tenant is inadequate; the intended use of the Premises by the proposed new tenant is illegal, noxious or otherwise not consistent with existing uses in the Center.

         14.2 TENANT'S APPLICATION FOR CONSENT TO ASSIGNMENT. In the event that Tenant desires at any time to Assign this Lease, Tenant shall submit to Landlord, at least 60 days prior to the proposed "effective date" of the Assignment, in writing: (a) a notice of application to Assign, setting forth the proposed effective date, which shall be no less than 60 nor more than 90 days after the sending of such notice; (b) the name of the proposed subtenant or assignee; (c) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (d) the terms and provisions of the proposed Assignment; (e) a current financial statement of the proposed subtenant or assignee; and (f) such other reasonable information as Landlord may request.

         14.3 FEES. In the event that Tenant shall request to Assign this Lease or any interest therein, Tenant shall pay to Landlord a nonrefundable fee not to exceed $300 for Landlord's time and processing efforts and for expenses incurred by Landlord in connection with reviewing such transaction (including any administrative expenses for Landlord's property manager). In addition to such fee, Tenant shall pay to Landlord, in the event Landlord retains the services of any attorney to review the transaction, all reasonable attorneys' fees incurred by Landlord in connection therewith. Tenant shall pay such unreimbursable fee and such attorneys' fees to Landlord within 15 days after written request therefor.

         14.4 COLLECTION. Any rent payments or other sums received from Tenant or any other person in connection with this Lease shall be conclusively presumed to have been paid by Tenant or on Tenant's behalf. Landlord shall have no obligation to accept any rent payments or other sum from any person other than Tenant, unless (a) Landlord has been given prior written notice to the contrary by Tenant; and (b) Landlord has consented to payment of such sums by such person other than Tenant. If this Lease is Assigned, or if the Premises or any part thereof is occupied by anyone other than Tenant, Landlord may (but shall not be obligated to) collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved and retain any excess rent so collected, but no such Assignment or collection shall be deemed a waiver of Tenant's covenant set forth in the first sentence of Section 14.1, nor shall the Assignment or collection be deemed an acceptance by Landlord of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease. No Assignment shall reduce or affect the continuing primary liability of Tenant hereunder (which, following any Assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants or conditions of this Lease.

         14.5 WAIVER. Notwithstanding any Assignment or any indulgences, waivers or extensions of time granted by Landlord to any assignee or any failure by Landlord to take action against any assignee or subtenant, Tenant waives notice of any Default of any assignee or subtenant and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or subtenant, except that (a) Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or subtenant; and (b) concurrent with any notice of default given to an assignee or subtenant, Landlord shall transmit a copy of such notice to Tenant. The subsequent acceptance of rent or other sums hereunder by Landlord shall not be deemed a waiver of any preceding Default other than the failure of Tenant to pay the particular rent or other sums or portion thereof so accepted, regardless of Landlord's knowledge of such preceding Default at the time of acceptance of such rent or other sum.

         14.7 ASSUMPTION OF OBLIGATIONS. Each assignee or transferee other than Landlord shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of rent and for the due performance of all of the terms, covenants, conditions and agreements to be performed by Tenant pursuant to this Lease during the Term of this Lease. No Assignment shall be binding on Landlord unless such assignee or Tenant shall deliver to Landlord an executed instrument in a form which contains a covenant of assumption by the assignee, reasonably satisfactory in substance and form to Landlord, consistent with the above requirements. The failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability and shall provide Landlord with an option to terminate the Assignment.

         14.8 IMPLIED ASSIGNMENT. If Tenant is a corporation which, under the then current laws of the state where the Center is situated, is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of 50% shall be deemed an Assignment within the meaning of this Article 14.

         14.9 EXCEPTIONS. Notwithstanding any other provision of this Article 14, Tenant shall have the right at any time during the term of this Lease to (a) sublease, up to 20% of the Premises to any party whose use and occupancy complies in all respects with this Lease; or (b) to sublet any portion of the Premises, or assign this Lease, to a corporation which wholly owns or is wholly owned by Tenant or its guarantor, Autoclave, Inc., provided in either event that on or before the effective date of such permitted subletting or assignment Tenant shall give Landlord written notice thereof, and provided, further, that no such subletting or assignment shall relieve Tenant of any of its obligations under this Lease. For purposes of this Article 14, none of the following shall be deemed an assignment of this Lease requiring the consent of Landlord: (i) a transfer or assignment of less than 50% of the outstanding stock of Tenant; (ii) a transfer or assignment of 50% or more of the outstanding stock of Tenant if such transfer or assignment is the sale or offering of such stock pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933; or (iii) a transfer resulting from the sale of substan-tially all of the assets or outstanding stock of Tenant. For purposes of this Lease, a "Permitted Assignee" shall be any party to whom Tenant has the right, under this Section 14.9, to assign this Lease without Landlord's consent.

                                   ARTICLE 15

                         OPERATION OF TENANT'S BUSINESS

         15.1 TRASH AND RUBBISH REMOVAL. Tenant agrees that all trash and rubbish of Tenant shall be deposited within appropriate receptacles and that there shall be no trash receptacles permitted to remain outside the Premises, excepting such trash receptacles as may be provided or designated by Landlord. In the event Tenant fails to comply with Landlord's trash and rubbish removal procedures set forth herein, Tenant shall be liable to Landlord for all costs or damage to facilitate trash removal and maintenance of a neat and clean Center.

         15.2 NUISANCE. Tenant may not display, store or sell merchandise or allow carts, portable signs, devices or any other objects to be stored or to remain outside of the Premises. Tenant shall not use, suffer or permit any person or persons to use the Premises in any manner that will tend to create waste or a nuisance or tend to disturb other tenants of the Center. Tenant shall not place or authorize to have placed or affixed handbills or other advertising materials on automobiles or buildings within the Center.

         15.3 NO REPRESENTATION BY LANDLORD. Tenant agrees that neither Landlord nor any agent of Landlord has made any representation or warranty as to Tenant's ability to conduct Tenant's business in the Premises or Center. Tenant further agrees that no rights, easements or licenses are required by Tenant by implication or otherwise, except as expressly set forth in the provisions of this Lease. Prior to the delivery of possession of the Premises, Tenant will inspect the Premises and the Center and become thoroughly acquainted with their condition, and agrees to take the same "as is." Tenant acknowledges that its taking of possession of the Premises shall be conclusive evidence that the Premises and the Center were in good and satisfactory condition and in the condition required by this Lease at the time such possession was so taken, subject only to "Punch List" items as described in Exhibit "C."

         15.4 RULES AND REGULATIONS. Tenant agrees that its use of the Premises and the Common Areas of the Center shall at all times be subject to reasonable and nondiscriminatory rules and regulations from time to time promulgated by Landlord. The initial Rules and Regulations are set forth in Exhibit "G." Landlord shall have the right from time to time to promulgate amendments and additional and new rules and regulations for the care, safety, maintenance and cleanliness of the Premises and the Center, or for the preservation of good order, provided the same are reasonable and nondiscriminatory and to enforce same against Tenant and the other users of the Common Areas. Upon delivery of a copy of such amendments and additional and new rules and regulations to Tenant, Tenant shall comply with same. A material violation of any rules and regulations shall constitute a Default by Tenant under this Lease. In the event of a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail.

                                   ARTICLE 16

                             REPAIRS AND MAINTENANCE

         16.1 TENANT'S OBLIGATIONS TO REPAIR AND MAINTAIN. During the Term, and except as expressly provided to the contrary in this Section 16.1, Tenant shall, at its cost, keep the Premises including, but not limited to, all improvements installed by Tenant therein, in good order, condition and repair including, but not limited to, the interior surfaces of exterior walls; all windows, doors, door frames, and door closures; decorative wall signs and lighting equipment within the Premises; all plate glass and storefronts; all carpeting and other floor coverings; all electrical equipment; and all plumbing and sprinkler systems, if any, installed therein; and shall, as necessary, or when required by governmental authority, make modifications to or replacements thereof. Except to the extent expressly provided in this Lease, Landlord shall have no obligation to repair or maintain the Premises or improvements installed therein. Landlord shall, at its cost, maintain the foundations, roof and structural portions of the Premises. Maintenance of the remainder of the exterior of the Premises, including, but not limited to, the painting thereof, as well as maintenance of the Common Areas, shall be the responsibility of Landlord, the cost of which shall be included in Common Area expenses pursuant to Article 18 of this Lease. Tenant hereby waives the right to make repairs at Landlord's expense under the provisions of any laws permitting repairs by a tenant at the expense of the landlord to the extent allowed by law, it being intended that Landlord and Tenant have by this Lease made specific provision for such repairs and have defined their respective obligations relating thereto.

         16.2 LANDLORD'S RIGHT TO MAKE REPAIRS. If Tenant refuses or neglects to make repairs to and/or maintain the Premises or any part thereof in a manner reasonably satisfactory to

Landlord, Landlord shall have the right, but shall not be obligated, following 15 days written notice to Tenant, to make such repairs or perform such maintenance on behalf of and for the account of Tenant. In such event, the cost of such work shall be paid by Tenant as additional rent promptly upon demand, together with interest thereon.

         16.3 TENANT'S REPAIRS. Tenant shall repair any damage to any of the improvements to or which are a part of the Premises caused by any act, negligence or omission of Tenant and shall make any structural alterations or improvements required by any governmental agency specifically in connection with or by reason of (a) Tenant's use or occupancy of the Premises, or (b) alterations installed in the Premises by Tenant. Landlord shall not be liable for any latent or patent defects in, or related to, any repair work performed by Tenant or others pursuant to this Section 16.3. Tenant shall not be liable for any latent defects in the Premises which exists as of the commencement of the Term.

         16.4 EMERGENCY REPAIRS. In the event of any life or property threatening emergency, Tenant hereby grants to Landlord the immediate right to enter upon the Premises without prior notice to Tenant and to cause such action to be taken as Landlord determines necessary in its reasonable discretion.

         16.5 HEATING AND AIR CONDITIONING. Tenant shall keep in good order, condition and repair all heating and air conditioning equipment for the Premises. Tenant shall pay all costs and expenses whatsoever or at all with respect to the repair, replacement and maintenance of all heating and air conditioning equipment for the Premises.

                                   ARTICLE 17

                              DAMAGE OR DESTRUCTION

         17.1 RIGHTS OF PARTIES. In the event of the partial or total damage or destruction of the Premises during the Term from any cause, Landlord shall forthwith repair and reconstruct such improvements to substantially the same condition which they were in immediately prior to such damage or destruction, provided such repairs or reconstruction can be made under the then existing laws and regulations, within nine months following the occurrence of such damage or destruction, and provided that Landlord shall not be required to do so unless insurance proceeds are sufficient to cover the cost of such repairs or reconstruction. If such repairs cannot be so made, or if Landlord elects not to do them because such insurance proceeds are not reasonably sufficient, then this Lease may be terminated, effective as of the date of destruction, at the option of Landlord or Tenant by written notice given to the other party within 60 days after the date of occurrence of such damage. If the improvements to the Premises are damaged or destroyed, either totally or as to a material part, during the last three years of the initial Term or during the last year of any Extended Term, and if Landlord fails to give Tenant notice within 30 days following the occurrence of the damage or destruction that Landlord intends to restore the Premises within six months from the date of such notice, then either Landlord or Tenant may, at its option, terminate this Lease as of the date of occurrence of such damage by giving written notice to the other party of its election to do so within 60 days after the date of occurrence of such damage. All insurance proceeds attributable to the improvements shall be delivered to and retained by Landlord and shall be used exclusively for the repair or replacement of the property so insured, except that upon termination of this Lease following a casualty as set forth herein, Tenant shall be entitled to the portion of such proceeds attributable to Alterations and improvements installed by Tenant at Tenant's expense to which Tenant is entitled pursuant to Section 9.2 of this Lease. Notwithstanding the foregoing, if at the time of such damage or destruction Tenant has an option to extend the Term, then if Tenant exercises such option within 60 days after the date of occurrence of such damage Landlord may not cancel or terminate this Lease. If such exercise by Tenant occurs, reconstruction of the building shall commence immediately, except as set forth above. Rent payable by Tenant shall be abated to the extent such damage or destruction results in a material impairment of the ability of Tenant to conduct its business and such abatement shall continue only so long as such material impairment continues.

         17.2 NO TERMINATION OF LEASE. Except to the extent otherwise provided in Section 17.1, such destruction shall in no way annul or void this Lease and Minimum Monthly Rent and other charges due from Tenant hereunder shall continue to be due and payable without deduction, offset or abatement. Tenant hereby expressly waives the provisions of California Civil Code Sections 1941 and 1942 and specifically acknowledges that the provisions of this Article 17 are intended to constitute the parties' express intent with regard to this Lease and the Premises in the event of damage or destruction.

                                   ARTICLE 18

                            COMMON AREAS AND EXPENSES

         18.1 RIGHT TO USE. Landlord shall make available at all times during the Term the automobile parking and other common areas of the Center ("Common Areas"). Tenant shall have the nonexclusive right during the Term to use the Common Areas for itself, its employees, agents, customers, invitees and licensees.

         18.2 DEFINITION. The term "Common Areas" shall include all the portions of the Center not designated on Exhibit "B" as either "Building Area" or "Premises" and which have at the time in question been designated and improved for common use by or for the benefit of more than one tenant or concessionaire of the Center, including any of the following (the specific recitation of which shall not be deemed to limit the definition of "Common Areas") the land and facilities utilized as parking areas; access and perimeter roads; truck ramps; landscaped areas; exterior walks, railroad tracks, if any; directory equipment; washrooms, comfort rooms, drinking fountains, toilets and other public facilities, if any; but excluding any portion thereof when designated by Landlord for a noncommon use, provided that any portion of the Center which was not included within Common Areas shall be so included when so designated and improved for common use. Landlord shall not add additional Common Areas for which costs are charged to Tenant without Tenant's consent.

         18.3 LANDLORD'S CONTROL. All Common Areas shall be subject to the exclusive control and management of Landlord or such other persons or nominees as Landlord may have delegated or assigned to exercise such management or control, in whole or in part, in Landlord's place. Tenant acknowledges that Landlord makes no representation or warranty whatsoever concerning the safety of the Common Areas or the adequacy of any security system which is or may be instituted for the Common Areas.

         18.4 NO SOLICITATION. In no event shall Tenant have the right to sell or solicit in any manner in any of the Common Areas.

         18.5 RIGHT TO CLOSE. Landlord shall have the right to close, if necessary, all or any portion of the Common Areas to such extent as may in the opinion of Landlord or Landlord's counsel be legally necessary to prevent a dedication thereof or the accrual of any rights of any person or of the public therein; to close temporarily all or any portion of the Common Areas to discourage use by unauthorized parties; to use portions of the Common Areas while engaged in making additional improvements or repairs or alterations to the Center; and to do and perform such other acts in, to and with respect to the Common Areas as in the use of good business judgment Landlord shall determine to be appropriate for the Center. Except as deemed necessary in Landlord's good business judgment, as temporarily necessary for such purposes, such closing or use by Landlord shall not (a) materially interfere with Tenant's ability to operate from the Premises, (b) materially impair access to the Premises, or (c) reduce parking available to Tenant or Tenant's employees or customers below the requirements of the City of Yorba Linda.

         18.6 RIGHT TO ALTER. Landlord shall have the right to increase the size of the Common Areas, including the expansion thereof to adjacent property; to reduce the Common Areas; to rearrange the parking spaces and improvements on the Common Areas; and to make such changes therein and thereto from time to time which in its opinion are deemed to be desirable and for the best interests of all persons using the Common Areas, provided that Landlord shall not change the Center or the Common Areas to an extent that shall materially interfere with the suitability of the Premises for Tenant's use as set forth in Section 1.1. Landlord shall not make changes to the buildings in the Center or the Common Areas adjacent to the Premises which shall, except temporarily during the construction or installation of same, (a) materially interfere with Tenant's ability to operate from the Premises, (b) materially impair access to the Premises, or (c) reduce parking available to Tenant or Tenant's employees or customers below the requirements of the City of Yorba Linda. Any such changes shall be made in a manner consistent with first-class centers similar to the Center and Landlord shall take reasonable steps to minimize the adverse impact upon the Premises occasioned by such changes or additions.

         18.7 PARKING. Tenant and its employees and customers shall be entitled to use a pro rata portion of the parking spaces available in the Center equal to a fraction, the numerator of which is the number of square feet of floor area in the Premises and the denominator of which is the number of square feet of floor area in all of the buildings in the Center, with a fractional space of less than 1/2 to be disregarded and a fractional space of more than 1/2 to be regarded as a whole space. As of the date of this Lease, the Center contains 462 total parking spaces and the Premises contain 68.15% of the building floor area in the Center, thus as of the date of this Lease Tenant is entitled to use 314 parking spaces. Tenant shall also be entitled to use the same pro rata portion of the "visitor" spaces located in the common entry between the two buildings in the Center, or such alternate visitor spaces as may be reasonably designated by Landlord. Landlord may, if in its reasonable opinion the same be advisable for the benefit of the tenants in the Center, establish a sys-tern or systems of validation or other type operation to control the parking areas, in which event Tenant and its employees and customers shall not be charged for such parking, but Landlord's costs of installing and operating such a system shall be included in Common Area expenses. Tenant agrees to abide by and conform with the rules and regulations established by Landlord; to cause its concessionaires, employees and agents so to abide and conform; and to use its best efforts to cause its customers, invitees and licensees to so abide and conform. Tenant hereby authorizes Landlord to tow away from the Center any improperly parked automobile or automobiles belonging to Tenant or Tenant's employees and/or to attach violation stickers or notices to such automobiles. Any tow-away of any such improperly parked car or cars shall be at Tenant's expense and Landlord shall have no liability with respect to same.

         18.8 COMMON AREAS EXPENSES. During the Term, Landlord shall keep or cause the Common Areas to be kept in a neat, clean and orderly condition, lighted and landscaped, and shall repair any damage to the facilities thereof, but all costs and expenses incurred by Landlord in connection therewith shall be charged to the tenants of the Center and prorated in the manner hereinafter set forth. The parties acknowledge and agree that the term "costs and expenses incurred" shall mean all sums expended by Landlord for payment of all work deemed necessary by Landlord for the operation, maintenance, replacement and repair of the Common Areas, including the following (the specific recitation of which shall not be deemed to limit the definition of such costs and expenses): resurfacing, restriping, cleaning and sweeping the parking areas; painting, janitorial services, maintenance, repair and replacement when necessary of sidewalks, curbs, bumpers, all Center signs, planting and landscaping, and lighting and other utilities; operation, maintenance and repair of any common fire protection systems, automatic sprinkler systems and storm drainage systems; personnel to implement such services, including the cost of security guards; police and fire protection services; any Taxes and assessments imposed by governmental agencies; costs of utility services; depreciation on maintenance and operating machinery and equipment, if owned, and rent paid for such machinery and equipment if rented; public liability and property damage insurance on the Common Areas; worker's compensation insurance for personnel; and an amount equal to ten percent of the aforementioned expenses for each calendar year to Landlord for Landlord's administration and supervision of the Common Areas. Landlord may cause any or all of such services to be provided by an independent contractor or contractors.

         For purposes of this Section 18.8, the cost of "personnel to implement services" shall mean the cost of personnel to supervise or conduct on-site maintenance and repair services. If Landlord uses its own employees for such services their compensation chargeable as Common Area costs shall be limited to that which does not substantially exceed the compensation payable for similar services in the area where the Center is located. Off-site bookkeeping and administrative expenses of Landlord shall not be included in Common Area expenses.

                                   ARTICLE 19

                           DEFAULT BY TENANT, REMEDIES

         19.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute a material Default and breach of this Lease by Tenant ("Default"):

                  A. Any failure by Tenant to pay the rent required hereunder or to make any other payment required to be made by Tenant hereunder where such failure continues for more than ten days after written notice thereof by Landlord to Tenant.

                  B. The abandonment of the Premises by Tenant.

                  C. A failure by Tenant to observe or perform any other provision of this Lease to be observed or performed by Tenant where such failure continues for 30 days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such 30 day period, Tenant shall not be deemed to be in Default if Tenant shall, within such period, commence such cure and thereafter diligently prosecute the same to completion.

                  D. The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within 60 days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises, or of Tenant's interest in this Lease where possession is not restored to Tenant within 30 days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within 30 days.

         19.2 LANDLORD'S OPTION TO TERMINATE. In the event of any Default by Tenant, then, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall so elect to terminate this Lease, then Landlord may recover from Tenant:

                  A. The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

                  B. The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss Tenant proves could have been reasonably avoided; plus

                  C. The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus

                  D. Any other amount reasonably necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                  E. At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

                  The term "rent" as used herein shall be deemed to include Minimum Monthly Rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease. All such sums, other than Minimum Monthly Rent, shall be computed on the basis of the average monthly amount thereof accruing during the 30 month period immediately preceding the Default, except that if it becomes necessary to compute such sums before such a 30 month period has occurred, then on the basis of the average monthly amount accruing during such shorter period.

                  As used in Paragraphs A and B above, the "worth at the time of award" is computed by allowing interest at the prime commercial rate being charged by Bank of America N.T.&S.A., plus two percent per annum, but not to exceed the then legal maximum rate of interest. As used in Paragraph C above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent.

         19.3 LANDLORD'S RIGHT OF ENTRY. In the event of any such Default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property therefrom by summary proceedings or otherwise in accordance with California law. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

         19.4 RIGHT TO RECOVER RENT OR RELET WITHOUT TERMINATION. In the event of the abandonment of the Premises by Tenant, or in the event that Landlord shall elect to re-enter as provided in Section 19.3, or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, and if Landlord does not elect to terminate this Lease as provided in
Section 19.2, then Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof for the account of Tenant on terms and at such rent and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. In the event that Landlord shall elect to so relet, then rents received by Landlord from such reletting shall be applied first to the payment of any indebtedness, other than rent due hereunder, owed by Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rents received from such reletting during any month which is applied to the payment of rent hereunder be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord upon demand. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rent received from such reletting.

         19.5 NO ELECTION TO TERMINATE WITHOUT WRITTEN NOTICE. No re-entry or taking possession of the Premises by Landlord pursuant to this Article shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Landlord may at any time after such reletting elect to terminate this Lease for any such Default by Tenant.

                                   ARTICLE 20

                               DEFAULT BY LANDLORD

         Landlord shall not be in default hereunder unless Landlord fails to perform the obligations required of Landlord within a reasonable time, but in no event more than 30 days after written notice by Tenant to Landlord and, following Landlord's failure to act within such 30 day period, to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than 30 days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. In the case of a default by Landlord, prior to Tenant's exercise of any remedy, the holder of any first mortgage or deed of trust encumbering the Center, or any ground lessor of the Center, shall have the right, but not the obligation, to cure such a default. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default, and Tenant's remedies shall be limited to an action at law for monetary damages. Nothing herein contained shall be interpreted to mean that Tenant is excused from paying rent due hereunder as a result of any default by Landlord.

                                   ARTICLE 21

                                 EMINENT DOMAIN

         21.1 DEFINITIONS. The term "Total Taking" means the taking of so much of the Premises by right of eminent domain or other authority of law, including a voluntary transfer under the threat of the exercise thereof, that the remainder of the Premises is not reasonably suitable to conduct the business which Tenant intends to conduct therein. The term "Partial Taking" means the taking of a portion of the Premises which does not constitute a Total Taking as above defined.

         21.2 TOTAL TAKING. If during the Term there shall be a Total Taking by public authority under the power of eminent domain, then this Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the date the condemning authority takes actual physical possession of the Premises.

         21.3 PARTIAL TAKING. If during the Term there shall be a Partial Taking of the Premises, this Lease, as to the portion of the Premises so taken, shall terminate on the date on which the condemning authority takes actual physical possession of such portion, but this Lease shall continue in full force and effect as to the remainder of the Premises. Minimum Monthly Rent and other charges hereunder payable by Tenant for the balance of the Term shall be equitably abated based on the square footage of the portion of the Premises so taken, and Tenant shall make all necessary exterior and structural repairs or alterations in order to make the remaining portion of the improvements to the Premises a complete architectural unit.

         21.4 LANDLORD'S ELECTION TO TERMINATE. Notwithstanding any contrary provision of this Article 21, in the event there shall be a Total or Partial Taking of the Premises during the last three years of the initial Term or during the last year of any Extended Term, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such Taking by giving written notice to Tenant of Landlord's election to do so within 30 days after the date of occurrence of such taking. Thereupon, condemnation proceeds shall be distributed in the same manner as prescribed in Section 21.5. Notwithstanding the foregoing, if at the time of such Taking Tenant has an option to extend the Term, then if Tenant exercises such option (but no more than one option at a time) within 60 days after the date of occurrence of such Taking, Landlord may not cancel or terminate this Lease. If such exercise by Tenant occurs, then Tenant's reconstruction or repair of the improvements to the Premises, if legally permissible, shall commence forthwith, except as provided above, and Tenant may then receive the award attributable to the improvements only to the extent necessary to accomplish this reconstruction or repair of the improvements to the Premises. Any excess over and above the amount necessary to accomplish the reconstruction or repair of the improvements to the Premises shall be distributed in the same manner as prescribed in Section 21.5. In the event there shall be a Partial Taking of such portion of the Premises that the remainder of the Premises, after restoration and repair, if any, shall be reasonably unusable by Tenant, then Landlord or Tenant may elect to terminate this Lease by giving notice to the other of such termination within 60 days after the occurrence of such Taking, in which event all condemnation proceeds shall be distributed in the same manner as prescribed in Section 21.5.

         21.5 COMPENSATION AWARDED TO LANDLORD. Except as provided in the events stated in Section 21.4, all compensation and damages awarded for a taking under the power of eminent domain, whether for the whole or a part of the Premises, shall belong to and be the property of Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or for the fee of the Premises; provided, however, that nothing herein contained shall prevent Tenant from making claim against the condemning authority for loss of or damage to, or the cost of moving of, Tenant's trade fixtures and removable personal property, and any other moving and relocation expenses of Tenant. Tenant shall not be entitled to any award for the value of any unexpired Term of this Lease.

         21.6 EFFECT OF TERMINATION. If this Lease is terminated pursuant to the provisions of this Article 21, then all rents and other charges payable by Tenant to Landlord hereunder shall be paid up to the date on which possession shall be taken by the condemning authority and any rent and other charges theretofore paid by Tenant which are applicable to any period subsequent to the date possession is taken, shall be repaid to Tenant by Landlord, and the parties shall thereupon be released from all further liability hereunder.

                                   ARTICLE 22

                            SUBORDINATION, ATTORNMENT

         22.1 SUBORDINATION AND ATTORNMENT. Tenant covenants and agrees that it will execute without further consideration any and all instruments desired by Landlord or Landlord's mortgagee or ground lessor subordinating this Lease in the manner requested by Landlord to all ground or underlying leases and to the lien of any mortgage and/or any deed of trust or other encumbrance which may now or hereafter affect the Premises and/or the Center or any portion thereof, together with all renewals, modifications, consolidations, replacements or extensions thereof; provided that any lienor or encumbrancer relying on such subordination or such additional agreements will covenant with Tenant that this Lease shall remain in full force and effect and Tenant shall not be disturbed in the event of sale, foreclosure or other actions so long as Tenant is not in Default hereunder. Tenant agrees to attorn to the successor-in-interest of Landlord following any transfer of such interest either voluntarily or by operation of law and to recognize such successor as Landlord under this Lease. However, if Landlord or any such ground lessor or mortgagee so elects, this Lease shall be deemed prior in lien to any ground lease, mortgage, deed of trust or other encumbrance upon or including the Premises regardless of date of recording, and Tenant will execute a statement in writing to such effect at Landlord's request.

         22.2 ASSIGNMENT. Notwithstanding the provisions of Section 22.1, in the event that any mortgagee or its respective successor in title shall succeed to the interest of Landlord hereunder, the liability of such mortgagee or successor shall exist only so long as it is the owner of the Premises or any interest therein, or is the tenant under any ground or underlying lease referred to in Section 22.1. No rent or any other charge shall be paid more than ten days prior to the due date thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee) be a nullity as against any mortgage and Tenant shall be liable for the amount of such payments to such mortgagee.

         22.3 CONDITIONS FOR TENANT'S TERMINATION. No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, if any, or by law to be relieved of Tenant's obligations hereunder or to terminate this Lease shall result in a release or termination of such obligations or a termination of this Lease unless (a) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights; and (b) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a 60 day period thereafter; but nothing contained in this Section 22.3 shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition.

                                   ARTICLE 23

                 SALE OF PREMISES, MORTGAGE OF LEASEHOLD ESTATE

         23.1 SALE BY LANDLORD. Notwithstanding anything contained herein to the contrary, Landlord may assign, in whole or in part, Landlord's interest in this Lease and may sell all or part of the Center. In the event of any sale or exchange of the Premises by Landlord and/or an assignment by Landlord of this Lease, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises or to this Lease occurring after the consummation of such sale, exchange or assignment.

         23.2 SUBORDINATION. Landlord shall have the right to cause its interest as landlord under this Lease to be and become and remain subject and subordinate to any mortgages or deeds of trust which may hereafter be executed covering the Center or the Premises, the real property thereunder or any portion thereof for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advance, together with interest thereon, and subject to all the terms and provisions thereof, provided that Landlord or the holder of the security interest will recognize Tenant's rights under this Lease as set forth in Section 22.1. Within ten days after Landlord's written request therefor, Tenant shall execute, acknowledge and deliver any and all documents or instruments requested by Landlord or necessary or proper to assure the subordination of this Lease to any such mortgages or deeds of trust.

         23.3 STATEMENT OF TENANT. Within 15 days after request by Landlord, Tenant shall execute and deliver to Landlord an estoppel statement in the form of Exhibit "E" or in such other form as Landlord may reasonably request, or as a prospective purchaser or encumbrancer of the Premises or Center may reasonably request, with such modifications by Tenant to the information provided therein as may be necessary to make such statement true, complete and accurate. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of all or any portion of the Center. If Tenant fails to deliver such statement within such 15 day period, Landlord may give Tenant an additional notice of failure to deliver such statement. If Tenant fails to deliver such statement within ten days following Landlord's additional notice, such failure shall constitute an irrevocable, binding agreement of Tenant (i) that this Lease is in full force and effect without modification, except as may be represented by Landlord in such statement as presented to Tenant; (ii) that there are no uncured defaults in Landlord's performance hereunder; (iii) that not more than one monthly installment of Minimum Monthly Rent has been paid in advance; and (iv) that any terms or conditions of such statement as may be required by a prospective purchaser or encumbrancer of the Premises are satisfied and agreed to by the parties. Further, such failure to deliver the requested statement (showing any exceptions to any of the statements of fact required thereby) shall constitute a material breach of this Lease. Within 30 days following request by Tenant, Landlord shall execute and deliver to Tenant a similar estoppel statement.

                                   ARTICLE 24

                  WAIVER OF REDEMPTION BY TENANT, HOLDING OVER

         24.1 WAIVER. Tenant hereby waives, for Tenant and for all those claiming under Tenant, all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

         24.2 HOLDING OVER. If Tenant holds over after the expiration of the Term without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, at a rent equal to two hundred percent (200%) of the Minimum Monthly Rent in effect upon the date of such expiration (subject to adjustment as provided in Article 4), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of Minimum Monthly Rent after such expiration shall not constitute Landlord's consent to Tenant's holdover, or result in an automatic renewal of this Lease, or a tenancy from month-to-month, or otherwise. The foregoing provisions of this Section 24.2 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law.

         24.3 INDEMNIFICATION. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify, defend and hold Landlord harmless against and from all actions, damages, loss or liability including, without limitation, any claim made by any succeeding tenant founded on or resulting from any such failure to surrender possession of the Premises.

                                   ARTICLE 25

                                     NOTICES

         Whenever under this Lease a provision is made for any demand, notice or declaration of any kind or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other, it shall be in writing and either served personally or sent by registered or certified mail, return receipt requested, with postage prepaid, addressed to Tenant or Landlord, as the case may be, at the notice address specified for each in Section 1.1. Either party may by like notice at any time and from time to time designate a different address or addresses to which notices shall be sent. Notices shall be effective when personally delivered or three days after being deposited in the U.S. Mail as above specified.

                                   ARTICLE 26

                              SURRENDER OF PREMISES

         26.1 TENANT'S OBLIGATIONS. At the expiration or earlier termination of this Lease, Tenant shall not be required to remove (a) improvements installed by Landlord at the commencement of the Lease; or (b) Alterations which are not required to be removed pursuant to the terms of Section 10.1 of this Lease. Landlord may, at Landlord's election, demand the removal from the

Premises of any or all other equipment, fixtures and improvements prior to the expiration of the Term. Tenant shall surrender to Landlord the Premises broom-clean and in good order, repair and condition (except for ordinary wear and tear). Tenant shall remove all personal property and trade fixtures prior to the expiration of the Term, including any signs, notices and displays placed by Tenant. Tenant shall perform all necessary restoration, at its expense, including, without limitation, restoration made necessary by the removal of Tenant's personal property or trade fixtures (or of any Alterations or Utility Installations required to be removed by Tenant pursuant to the provisions of
Article 10), prior to the expiration or earlier termination of this Lease.

         26.2 LANDLORD'S ELECTION. Landlord may elect to retain or dispose of, in any manner, any Alterations, leasehold improvements, Utility installations, trade fixtures or personal property that Tenant does not remove from the Premises upon the expiration or earlier termination of the Term as allowed or required by this Lease. Title to any Alterations, improvements, Utility Installations, trade fixtures or personal property that Landlord elects to retain or dispose of upon expiration of the Term shall automatically vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any Alterations, improvements, Utility Installations, trade fixtures or personal property. Tenant shall be liable to Landlord for Landlord's costs for storing, removing and disposing of any Alterations, improvements, Utility Installations, trade fixtures or personal property which Tenant is required to remove from the Premises, and shall indemnify and hold Landlord harmless from the claim of any third party to an interest in such Alterations, improvements, Utility Installations, trade fixtures or personal property.

                                   ARTICLE 27

                                SECURITY DEPOSIT

         Upon its execution of this Lease, Tenant will deposit with Landlord the sum set forth in Section 1.1 as security for the full and faithful performance of every provision of this Lease to be performed by Tenant ("Security Deposit"). If Tenant Defaults with respect to any provision of this Lease including, but not limited to, the provisions relating to the payment of rent or other charges, Landlord may use, apply or retain all or any part of the Security Deposit for the payment of any rent or other charge in Default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's Default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's Default. If any portion of the Security Deposit is so used or applied. Tenant shall, within ten days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount originally deposited with Landlord, and Tenant's failure to do so shall be a material breach of this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Term. The making by Tenant of the Security Deposit, or the application thereof by Landlord in the manner originally deposited with Landlord, shall not constitute nor be construed as a limitation upon the exercise by Landlord of any other rights or remedies provided to Landlord under the terms of this Lease in the event of Tenant's Default. In the event Landlord sells the Center, then Landlord may assign the Security Deposit to the purchaser of Landlord's interest in the Premises without liability to Tenant. No trust relationship is created in this Lease between Landlord and Tenant with respect to the Security Deposit. Upon Tenant's written request, the Security Deposit shall be invested in a joint interest bearing account at The Bank of California or any other recognized financial institution selected by Landlord which is reasonably acceptable to Tenant. At Tenant's request it shall be held in a pass book account or such other form as will allow Landlord to draw all or any portion of the principal thereof from time to time or at any time in accordance with this Article. As long as Tenant is not in Default under this Lease, Tenant shall be entitled to receive, directly, any interest earned on the Security Deposit, but only Landlord and not Tenant shall be entitled to withdraw principal. Any interest accruing during any period in which there exists an outstanding and uncured default of Tenant, as evidenced by a statement of such Default delivered to such financial institution by Landlord, and on which such financial institution shall be entitled to rely without further inquiry, shall be added to the principal amount of such Security Deposit. At the expiration of the fifth year of the Term if Tenant has not been in material Default under this Lease since the commencement of the Term the Security Deposit shall be returned to Tenant.

                                   ARTICLE 28

                         TITLE OF LANDLORD; RESTRICTIONS

         28.1 TITLE. Landlord covenants that, as of the Effective Date, to the best of its knowledge there are no material liens upon its estate other than (a) the effect of covenants, conditions, restrictions, easements, mortgages or deeds of trust, ground leases, rights of way and any other matters or documents of record; (b) the effect of any zoning laws of the city, county and state where the Center is situated; (c) general and special taxes not delinquent; and
(d) any other matter affecting title listed in this Article 28. Tenant agrees that (i) as to its leasehold estate, it, and all persons in possession or holding under it, will conform to and will not violate such matters of record; and (ii) this Lease is and shall be subordinate to matters of record.

         28.2 MASTER LEASE. Tenant acknowledges that Landlord is the tenant under a master lease ("Master Lease") for the entire Center and that this Lease is, in fact, a sublease which is subject to the Landlord's continued performance under the Master Lease. Landlord covenants to exercise reasonable diligence to satisfy all of its obligations under the Master Lease which affect they rights of Tenant under this Lease during the term of this Lease.

         28.3 RESTRICTIONS. This Lease is made subject to all matters of record including, but not limited to, that certain Declaration of Covenants, Conditions and Restrictions dated November 15, 1983, and recorded December 6, 1983, as Instrument No. 83-554937 in the Official Records of Orange County, California ("CC&R'S"), now or hereafter existing, as such documents have been heretofore or may hereafter be supplemented, implemented, modified or amended, it being understood that none of the aforementioned documents shall prevent Tenant from using the Premises for the purpose set forth in Section 1.1. Tenant agrees that, as to its leasehold estate, Tenant and all other persons in possession or holding under it, will conform to and not contravene the provisions of such documents and, within ten days after request therefor, shall execute and return to Landlord such documents in recordable form as Landlord shall reasonably request subordinating this Lease to the CC&R'S. Landlord shall provide Tenant with a copy of the CC&R'S. Landlord represents that to the best of its knowledge all requirements for approval or consent contained in the CC&R'S for the construction of the existing improvements in the Center have been obtained.

         28.4 ASSESSMENT BONDS. The Premises are subject to certain assessment bonds for City of Yorba Linda Assessment District 83-1 for off-site facilities relating to the Center,

         28.5 TITLE REPORT. Tenant acknowledges receipt of a preliminary title report ("Title Report") issued by Chicago Title Company dated August 20, 1990, under its Order No. 617215-11, together with copies of all of the exceptions referred to in Schedule B of the Title Report. Landlord represents to Tenant that it does not know of any other title matter of record affecting the Premises other than those set forth in either or both of this Lease and the Title Report.

                                   ARTICLE 29

                                  MISCELLANEOUS

         29.1 CAPTIONS AND TERMS. The captions of Articles and Sections of this Lease are for convenience only and do not in any way limit or amplify the terms or provisions of this Lease. Except as otherwise specifically stated in this Lease, the "Term" shall include the original term and any extension, renewal or holdover thereof. If more than one person or corporation is named as Landlord or Tenant in this Lease and executes the same as such, the words "Landlord" or "Tenant," wherever used in this Lease, are intended to refer to all such persons or corporations, and the liability of such persons or corporations for compliance with the performance of all the terms, covenants and provisions of this Lease shall be joint and several. The masculine pronoun used herein shall include the feminine or the neuter as the case may be, and the use of the singular shall include the plural, as the context may require.

         29.2 OBLIGATIONS OF SUCCESSORS. Each of the provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and, except as otherwise specifically provided in this Lease, their respective heirs, executors, administrators, successors and assigns, subject, however, to all agreements, covenants and restrictions contained elsewhere in this Lease with respect to the assignment, transfer, encumbrance or subletting of all or any part of Tenant's interest in this Lease or the Premises.

         29.3 SEVERABILITY. It is agreed that if any provision of this Lease shall be determined to be void by a court of competent jurisdiction, then such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

         29.4 WARRANTY OF CORPORATE AUTHORITY. The persons executing this Lease on behalf of each party to this Lease hereby covenant and warrant that such party is a duly-formed corporation and all steps have been taken prior to the date hereof to qualify such party to do business in the State of California; that all franchise and corporate taxes have been paid to date; and that all forms, reports, fees and other documents necessary to comply with applicable laws have been and will be filed when due, that such party has the full power and authority to enter into this Lease and that its execution and delivery of this Lease has been duly authorized by its By Laws or a duly adopted resolution of its Board of Directors.

         29.5 ENTIRE AGREEMENT. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease, and this Lease entirely supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter hereof, and none thereof shall be used to interpret or construe this Lease. This Lease contains all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rent, use and occupancy of the Premises and shall be considered to be the only agreement between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Lease may be modified, deleted or added to except by an amendment in writing and signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is totally upon the representations and agreements contained in this Lease.

         29.6 RIGHT TO LEASE. Landlord reserves the absolute right to effect such other ten ancies in the Center as Landlord in the exercise of its sole business judgment shall determine. Ten ant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Term, occupy any space in the Center.

         29.7 GOVERNING LAW. The laws of the State of California shall govern the validity, construction, performance and enforcement of this Lease. Should either party institute legal action to enforce any obligation contained herein, it is agreed that the proper venue of such suit or action shall be the county and judicial district in which the Center is located. Although the printed provisions of this Lease were drawn by Landlord, this Lease shall not be construed either for or against Landlord or Tenant but shall be interpreted in accordance with the general tenor of its language.

         29.8 FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other non-financial causes beyond the reasonable control of the party obligated to perform, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage. Notwithstanding the foregoing, once the Term has commenced pursuant to Section 3.1 of this Lease, no such prevention, delay or stoppage shall excuse or delay the obligations, once accrued, imposed with regard to rent and other charges to be paid by Tenant pursuant to this Lease.

         29.9 CUMULATIVE RIGHTS. The various rights, options, elections, powers and remedies contained in this Lease shall be construed as cumulative, and no one remedy shall be exclusive of any other remedy or of any other legal or equitable remedy which either party might otherwise have in the event of breach or default in the terms hereof, and the exercise of one right or remedy by such party shall not impair its right to any other right or remedy until all obligations imposed upon the other party have been fully performed.

         29.10 TIME. Time is of the essence with respect to the performance of each of the covenants and agreements contained in this Lease.

         29.11 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, and neither the method of computation of rent nor any other provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

         29.12 LATE CHARGES. TENANT HEREBY ACKNOWLEDGES THAT LATE PAYMENT BY TENANT TO LANDLORD OF RENT OR OTHER SUMS DUE HEREUNDER WILL CAUSE LANDLORD TO INCUR COSTS NOT CONTEMPLATED BY THIS LEASE, THE EXACT AMOUNT OF WHICH IS EXTREMELY DIFFICULT TO ASCERTAIN. SUCH COSTS INCLUDE, BUT ARE NOT LIMITED TO, PROCESSING AND ACCOUNTING CHARGES AND LATE CHARGES WHICH MAY BE IMPOSED UPON LANDLORD BY THE TERMS OF ANY MORTGAGE, DEED OF TRUST OR GROUND LEASE COVERING THE PREMISES OR THE CENTER. ACCORDINGLY, IF ANY INSTALLMENT OF RENT OR ANY OTHER SUM DUE FROM TENANT SHALL NOT BE RECEIVED BY LANDLORD OR LANDLORD'S DESIGNEE WITHIN TEN DAYS AFTER WRITTEN NOTICE FROM LANDLORD THAT IT IS DUE AND UNPAID, THEN TENANT SHALL PAY TO LANDLORD A LATE CHARGE EQUAL TO $250.00 OR TEN PERCENT OF THE AMOUNT DUE, WHICHEVER IS HIGHER, PROVIDED THAT SUCH AMOUNT WILL NOT EXCEED THE MAXIMUM RATE PERMITTED BY LAW, PLUS ANY ATTORNEYS' FEES INCURRED BY LANDLORD BY REASON OF TENANT'S FAILURE TO PAY RENT AND/OR OTHER CHARGES WHEN DUE HEREUNDER. THE PARTIES HEREBY AGREE THAT SUCH LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COSTS THAT LANDLORD WILL INCUR BY REASON OF THE LATE PAYMENT BY TENANT. ACCEPTANCE OF SUCH LATE CHARGE BY LANDLORD SHALL IN NO EVENT CONSTITUTE A WAIVER OF TENANT'S DEFAULT WITH RESPECT TO SUCH OVERDUE AMOUNT, NOR PREVENT LANDLORD FROM EXERCISING ANY OF THE OTHER RIGHTS OR REMEDIES GRANTED HEREUNDER. TENANT HEREBY AGREES THAT IF TENANT IS SUBJECT TO A LATE CHARGE FOR THREE CONSECUTIVE

MONTHS, MINIMUM MONTHLY RENT FOR THE FOLLOWING 24 MONTHS SHALL AUTOMATICALLY BE ADJUSTED TO BE PAYABLE QUARTERLY, IN ADVANCE, COMMENCING UPON THE FIRST DAY OF THE MONTH FOLLOWING SUCH CONSECUTIVE LATE MONTH.

/s/ [ILLEGIBLE]                                 /s/ [ILLEGIBLE]
-----------------------------------             --------------------------------
LANDLORD                                        TENANT

         29.13 INTEREST. Tenant shall pay to Landlord when due all sums of money required to be paid pursuant to this Lease. If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible with the next installment of Minimum Monthly Rent thereafter falling due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord. If Tenant shall fail to pay, when the same is due and payable, any rent or other charge, such unpaid amounts shall bear interest from the date due to the date of payment, to the extent enforceable by law, at the rate not exceeding the higher of (a) ten percent per annum, or (b) five percent per annum plus the rate prevailing on the 25th day of the month preceding the date of execution of this Lease established by the Federal Reserve Bank of San Francisco on advances to member banks under Section 13 or 13(a) of the Federal Reserve Act. The payment of any such interest shall not excuse or cure any Default by Tenant under this Lease.

         29.14 REAL ESTATE BROKERS. Except as specifically set forth in Section 1.1, Landlord and Tenant represent and warrant that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, and each party agrees to indemnify and hold harmless the other party against and from all liability arising from any such claim incurred by the indemnifying party including, without limitation, the cost of attorneys' fees and court costs in connection therewith.

         29.15 FINANCIAL STATEMENTS. At any time during the Term Tenant shall, upon ten days prior written notice from Landlord, provide Landlord or any institutional lender which is negotiating with Landlord for interim, construction or permanent financing with a confidential current financial statement and financial statements for each of the two years prior to the then current fiscal statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and shall be audited and certified by an independent certified public accountant. For purposes of this
Section 29.15, a financial statement shall be deemed current if it is the most recent financial statement which has been so prepared and is dated within one year prior to receipt by Tenant of Landlord's request for it. The foregoing requirement shall not apply as long as this Lease is guaranteed by Autoclave, and Autoclave is a public company which is not insolvent or subject to a voluntary or involuntary proceeding under the Bankruptcy Act.

         29.16 NO OFFER TO LEASE. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, occupancy of the Premises. This document shall become effective and binding only upon execution and delivery hereof by Tenant and by Landlord (or, when duly authorized, by Landlord's agent or employee). No act or omission of any agent of Landlord or Landlord's broker, if any, shall alter, change or modify any of the provisions hereof.

         29.17 EXCULPATION. The obligations of Landlord under this Lease do not constitute personal obligations of the individual shareholders of the corporation or the individual general partners of the partnership which is Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual shareholders of the corporation or the individual general partners of the partnership which is Landlord herein, nor against any of their personal assets, for such satisfaction.

         29.18 HAZARDOUS MATERIALS. Tenant covenants as follows:

               A. At all times and in all respects, Tenant shall comply with all federal, state and local laws, ordinances and regulations including, but not limited to, the Federal Water Pollution Control Act (33 U.S.C. Section 1201 et seq.), Resource Conservation & Recovery Act (42 U.S.C. Section 16901 et seq.), Safe Drinking Water Act (42 U.S.C. Section 3000(f) et seq.), Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Clean Air Act (42 U.S.C.
Section 12401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), California Health & Safety Code (Section 20100 et seq. and 39000 et seq.), California Water Code (Section 13000 et seq.) and other comparable state laws (all of the foregoing being collectively referred to as "Hazardous Materials Law"), relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any such laws, ordinances or regulations (collectively "Hazardous Materials").

                  B. At Tenant's own expense, Tenant shall procure, maintain in effect and comply with all conditions of any and all permits, licenses, and other governmental and regulatory approvals required for the use of the Premises including, without limitation, discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Center or the Premises. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall not cause any and all Hazardous Materials removed from the Center to be removed and transported, except solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. Tenant shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Center in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Upon transfer of possession of the Premises, such transferor shall cause all Hazardous Materials to be removed from the Premises, transferred and transported for use, storage or disposal in accordance with and compliance with all applicable Hazardous Materials Laws.

                  C. Tenant shall immediately notify Landlord in writing of (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws;
(ii) any claim made or threatened by any person against Tenant, the Premises or any building relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials, if such claim is made or threatened orally or in writing by any governmental agency, or in writing by any other party; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in or removed from the Premises or any building located in the Center, including any complaints, notices, warnings or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within 15 business days after such owner first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations, relating in any way to the Premises, any building or Tenant's use thereof.

                  D. Tenant shall immediately indemnify, defend, protect and hold Landlord and each of its partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees), or death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises or any building thereon. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Center or any building thereon, or the preparation and implementation of any closure, remedial action or other required plans in connection therewith. For purposes of the release and indemnity provisions hereof, any acts or omissions of Tenant, or anyone holding under Tenant, or by any of their employees, agents, assignees, contractors or subcontractors or others acting for or on behalf of Ten ant, or anyone holding under Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

         29.19 ATTORNEYS' FEES. In the event that at any time during the Term either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease or any default hereunder, then the unsuccessful party in such action or proceeding agrees to reimburse the prevailing party therein for the reasonable attorneys' fees and costs of suit incurred by the prevailing party.

         29.20 NONDISCRIMINATION. Tenant shall observe, by and for itself, its executors, administrators, and assigns, and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to, the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, religion, sex, marital status, national origin or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises, nor shall Tenant, or any person claiming under or through Tenant, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, subtenants or vendees in the Premises.

         29.21 QUIET ENJOYMENT. Upon Tenant's payment of Minimum Monthly Rent and additional rent and its observation and performance of all of the covenants, terms and conditions of this Lease to be observed and performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises from and after delivery thereof to Tenant; subject, however, to (a) the rights of the parties as set forth in this Lease, (b) any mortgage or deed of trust to which this Lease is subordinate, (c) any ground or underlying leases, agreements and encumbrances to which this Lease is subordinate, (d) all matters of record, and
(e) disturbances, odors and similar inconveniences which are commonly associated with centers of the type and size of the Center and/or with tenants located in such centers.

         29.22 CONTINGENCY. Tenant acknowledges that as of the date of this Lease, Sparta, Inc. ("Sparta"), is the tenant in occupancy of the Sparta Space. This Lease and the obligations of Landlord hereunder are contingent upon the obtaining by Landlord of (a) a sublease from Sparta, or (b) an agreement reasonably acceptable to Landlord, in its discretion, providing for the termination of the existing lease to Sparta, on the Sparta Space. If such sublease or termination agreement has not been obtained by Landlord on or before October 1, 1990, either Landlord or Tenant shall have the right, at its election, to terminate this Lease upon ten days written notice to the other party, in which event any sums deposited by Tenant with Landlord shall be promptly returned to Tenant and the parties shall have no further obligations under this Lease. Tenant also acknowledges that it is Landlord's intention that such agreement provide for occupancy by Sparta of the second floor portion of the Sparta Space through December 1, 1990, and the first floor portion of the Sparta Space through March 11, 1991.

         29.23 PERSONAL PROPERTY NOT INCLUDED. Tenant acknowledges that the Premises do not include the furniture and wall hangings in the building lobby, or any other furniture, fixtures or removable equipment in the Building as of the date of this Lease.

         29.24 GUARANTEE. This Lease shall be guaranteed by Autoclave Engineers, Inc., a Pennsylvania corporation ("Guarantor"), pursuant to a Guarantee of Lease substantially in the form attached hereto as Exhibit "D" ("Guarantee"), and any default under the Guarantee shall be deemed a default under this Lease. Landlord shall have the right to require the written consent of Guarantor as a condition precedent to any waiver, consent or approval requested of Landlord by Tenant under the Lease.

         The parties hereto have executed this Lease as of the date first above-written.

                                   "LANDLORD"

                                   Pacesetter Business Properties,
                                   a California corporation

                                   By: /s/ [ILLEGIBLE]
                                       -----------------------------------------

                                       Its: CHAIRMAN

                                   By: /s/ [ILLEGIBLE]
                                       -----------------------------------------

                                       Its: Chief Financial Officer

                                   "TENANT"

                                   Unit Instruments,
                                   a California corporation

                                   By: /s/ [ILLEGIBLE]
                                       -----------------------------------------

                                       Its: President

                                   By: /s/ [ILLEGIBLE]
                                       -----------------------------------------

                                       Its: Chief Operating Officer

IF TENANT IS A CORPORATION, THE AUTHORIZED OFFICERS MUST SIGN ON BEHALF OF THE CORPORATION. THE LEASE MUST BE EXECUTED BY THE PRESIDENT OR VICE PRESIDENT AND THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BYLAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT, THE BYLAWS OR A CERTIFIED COPY OF THE RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED.

                                  EXHIBIT "A"

                          LEGAL DESCRIPTION OF CENTER

Parcel 1 of Parcel Map No. 83-1085, in the City of Yorba Linda, County of Orange, State of California, as shown on a map Recorded in Book 186, Pages 49 and 50 of Parcel Maps, in the office of the Recorder of said County.

                                  EXHIBIT "B"

                                   SITE PLAN

                                  [SITE PLAN]

                                   EXHIBIT "C"

                          CONSTRUCTION OF IMPROVEMENTS

         1. Landlord shall cause the preparation of plans, specifications and working drawings (collectively, "Plans") for the installation of certain improvements in the Premises ("Landlord's Work") based on the preliminary block-out plan and preliminary specifications (collectively, "Preliminary Plan") a copy of which has been provided to Landlord prior to the Effective Date of this Lease. Tenant shall cooperate with Landlord in order to expeditiously complete the Plans in accordance with the construction schedule ("Schedule") attached hereto as Exhibit "C-l."

         2. The following items shall be submitted to Tenant by Landlord for Tenant's approval:

                  (a) Preliminary Space Plan

                  (b) Selection of General Contractor

                  (c) Final Space Plan

                  (d) Plans

Unless otherwise specified in the Schedule, each of the approvals required by Tenant as set forth herein or in the Schedule shall be given within ten business days following receipt of the item to be approved. Any of such items which has not been reasonably disapproved by Tenant within such approval period shall be deemed approved by Tenant. If Tenant has any reasons for reasonable disapproval of an item, Tenant shall set forth such reasons in writing as a part of its notice of disapproval. Upon completion by Landlord of any modification reasonably requested by Tenant, the item subject to Tenant's approval shall be deemed approved by Tenant.

         3. Landlord shall obtain proposals from at least three general contractors for Landlord's Work, one of which shall be______________________________________________, who has been selected by
Tenant. After considering all submitted proposals, Landlord shall select a qualified general contractor ("Contractor") for the construction of Landlord's Work. The name and qualifications of the Contractor shall be submitted to Tenant for its reasonable approval in accordance with Paragraph 2 of this Exhibit "C."

         4. The Contractor shall be required to work with Landlord and Tenant during the design period in order to achieve reasonably feasible cost sayings at the initial design phase. The construction contract with the Contractor shall be on a "cost plus a fixed fee" basis. The contract shall also require that the Contractor bid each major trade and each material subcontract to at least three subcontractors.

         5. Landlord shall install Landlord's Work substantially in accordance with the Plans. The date for substantial completion of Landlord's Work set forth in the Schedule shall be extended up to a maximum of six months by any cause beyond Landlord's control referred to in Section 29.8 of this Lease. For purposes of Section 3.1 of this Lease, "Substantial Completion" of Landlord's Work shall mean the date on which all of Landlord's Work has been completed except for "Punch List" items, i.e., items of work and adjustments to items and fixtures that can reasonably be completed after the Premises are occupied without causing material interference with Tenant's use of the Premises.

Certification by Landlord's architect shall be conclusive as to when the Premises are Substantially Complete and as to which items constitute Punch List items, provided that Tenant shall have the right to object to such certification by written notice given to Landlord within five days following receipt of such certification by Landlord's architect. Landlord and Tenant shall make a good faith effort to resolve Tenant's objection within five days following receipt by Landlord of such notice from Tenant. If such dispute is not resolved within such five day period, it shall be resolved by arbitration, using a panel of three arbitrators who are experienced in commercial/industrial construction, and otherwise conducted in accordance with the rules of the American Arbitration Association and applicable California law. In no event shall the term of the Lease or the obligation to pay "Minimum Monthly Rent" or any other obligations under the Lease commence later than the earlier of (a) the date on which Tenant takes possession of the Premises, or (b) the date on which it is finally determined that Substantial Completion of Landlord's Work was deemed accomplished. Delivery to Tenant of the certification of substantial completion by Landlord's architect shall be deemed a tender of possession of the Premises to Tenant.

Not later than 15 days after taking possession of the Premises, Tenant shall notify Landlord in writing as to any defects in the work or any incomplete work not appearing on the Punch List, which items Landlord shall add to the Punch List for timely correction or completion.

                                   EXHIBIT "C"
                                        1

For purposes of this Lease, Tenant shall be deemed to have taken possession of the Premises when it or any of its employees commences to conduct any operation of its business in or from the Premises. Subject to the written consent of Landlord, which consent shall not be unreasonably withheld or delayed, Tenant and its agents and contractors may enter the Premises on a non-exclusive basis for the installation of its trade fixtures and equipment up to a maximum of 30 days prior to substantial completion of Landlord's Work, provided that any such entry and work shall at all times be subject to coordination and scheduling by Landlord so as not to interfere with or delay the progress of Landlord's work. All applicable provisions of the Lease other than the payment of rent and Common Area charges shall be applicable to any such period of entry prior to the commencement of the Term, including but not limited to Articles 6, 7, 9, 10, 11, 15, 16, 17, 27 and 28.18. Tenant acknowledges that Landlord shall have no responsibility or liability for the protection or security of any work, materials, equipment or other property installed or stored in the Premises by Tenant or its agents or contractors prior to the commencement of the Term.

         6. The Minimum Monthly Rent set forth in Section 1.1 of this Lease is based upon the estimated "Cost of Landlord's Work," as hereinafter defined, being $1,550,000 ("Allowance"). To the extent, if any, that the Cost of Landlord's Work is greater than the Allowance, up to a maximum amount of $1,700,000, the Minimum Monthly Rent set forth in Section 1.1 shall be increased by one percent of the amount by which the Cost of Landlord's Work exceeds the Allowance. Any Amount by which the Cost of Landlord's Work exceeds $1,700,000 shall be paid by Tenant, one-half of the estimated excess amount upon commencement of construction and the balance upon substantial completion of construction of Landlord's Work. To the extent, if any, that the Cost of Landlord's Work is less than the Allowance, the Minimum Monthly Rent set forth in Section 1.1 shall be decreased by one percent of such difference. Up to a maximum of $100,000 of the Allowance may be applied in payment of amounts actually incurred by Tenant for moving costs in connection with Tenant's move to the Premises.

         For purposes of this paragraph 7, the term "Cost of Landlord's Work" shall include all remodeling and new construction costs, including, but not limited to, the cost of all space planning, design, engineering and architectural work, application fees, permits, materials, labor, third party contractors' overhead and profit, and any other costs which are reasonably required to fully comply with the Plans and with the requirements of all governmental agencies having jurisdiction of the Premises. Any increase in the Minimum Monthly Rent which is payable pursuant to this Paragraph 6 shall not be deferred as set forth in Section 1.1.

         7. No delay caused by Tenant shall cause a delay in the Commencement Date. If Tenant requests any changes in the Space Plan or the Plans, or specifies any non-readily available or non-readily installable improvements or materials, or delays in completing any of the approvals to be made by Tenant pursuant to this Lease or the Schedule, or takes any other action or fails to take any action which results in a delay in the substantial completion of Landlord's Work, any date for Landlord's performance shall be extended by such delay, but the Commencement Date, and Tenant's obligations to pay rent and other sums due under this Lease shall commence on the date on which they would have occurred in the absence of any such delay caused by Tenant.

                                   EXHIBIT "C"
                                        2

                                 EXHIBIT "C-1"

                                    [CHART]

                                   EXHIBIT "E"

                               STATEMENT OF TENANT

         The undersigned ("Tenant"), as tenant under that certain Lease dated ___________________, 19_____, together with any amendments thereto(collectively, "Lease") made with_______________________________________________. ("Landlord"),
as landlord, with respect to the premises ("Premises") consisting of North County Tech Center Building 1, located at 22600 Savi Ranch Parkway, Yorba Linda, California, hereby certifies as of the date of this Statement that:

         1. The Lease documents attached to this Statement together constitute a true and complete copy of the entire lease in effect as of the date of this Statement and set forth the complete terms and conditions of Tenant's occupancy of the Premises, and there are no agreements or understandings, written or verbal, allowing any abatement or reduction of rent or allowing the payment of rent in other than cash.

         2. The Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way, except as follows: _______________
________________________________________________________________________________
________________________________________________________________________________

         3. The "Commencement Date" of the Lease
is_____________________________________________________________________; Tenant
began paying rent on_____________________________________________________;
current "Minimum Monthly Rent," as defined in the Lease, is $____________________________per month.

         4. The term of the Lease expires______________________________________.

         5. The Premises have been completed (including all repairs, replacements and maintenance obligations) in accordance with the terms of the Lease; all obligations of Landlord have been satisfied, and all conditions to Landlord's obligations have been fulfilled, which are necessary to the enforceability of the Lease.

         6. Tenant has accepted possession of the Premises.

         7. All rent, additional rent and other charges payable under the Lease are current. There are no defenses or offsets to enforcement of the Lease by Landlord, and to the best of Tenant's knowledge there exists no event of default, or any event which upon the giving of notice or the passage of time, or both, would become a default, by either Tenant or Landlord under the Lease.

         8. Tenant has paid $____________________________to Landlord as a security deposit; no rents have been prepaid other than as provided in the Lease.

         9. Tenant has not conducted upon or used the Premises, and shall not conduct upon or use the Premises in the future, for any activity which is a violation of any federal, state or local environmental or hazardous waste law, ordinance, rule or regulation.

         Tenant disclaims all right, title or interest in the Premises except the rights granted by the Lease. Tenant acknowledges (a) the provisions of
Article 20 of the Lease; (b) that
___________________________________________________is or will be the holder of a mortgage or deed of trust ("Lender") affecting the Premises; (c) that unless waived in writing by Lender, no modification, adjustment, revision or cancellation of the Lease shall be effective without the written consent of Lender; and (d) that Lender intends to make a loan or otherwise act in material reliance upon this Statement.

         This Statement shall be binding upon the successors and assigns of Tenant and shall inure to the benefit of Lender and its successors and assigns.

         EXECUTED this______day of_____________________________, 19_____.

                                        ________________________________________
                                        a ______________________________________

                                        By: ____________________________________
                                            Its: _______________________________

                                        By: ____________________________________
                                            Its: _______________________________

                                   EXHIBIT "F"

                                  SIGN CRITERIA

All signs shall be subject to the limitations and requirements set forth in the CC&R"S referred to in Section 28.2 of the Lease and all requirements of any governmental authorities having jurisdiction of the Premises.

                                   EXHIBIT "G"

                          ACCEPTANCE OF PREMISES LETTER

                                (TO BE ATTACHED)

                                   EXHIBIT "H"

                                 PERMITTED USES

                                    82-360356

                                      DRAFT

                       PC, OFFICE AND INDUSTRIAL PARK ZONE

SECTION 1 - PURPOSES

The purpose of the PC, Office and industrial Park Zone is to accomodate the introduction of various office, commercial, and industrial and open space uses into a single comprehensive development. The office and industrial park zone will facilitate the integration of these uses in a manner which creates a functional and aesthetically pleasing [ILLEGIBLE] complex. Four land use categories constitute this zone is accordance with the following purposes (refer to attached [ILLEGIBLE] for location of land use areas):

A. Office and commercial - this area is intended as a location for uses of an office or [ILLEGIBLE] retail commercial function. The area will accommodate multi-story office buildings as well as retail commercial uses serving a [ILLEGIBLE] located outside as well as within the Office and industrial Park Zone.

B. Support commercial - this area is intended as a location for low intensity commercial, office, or recreational uses. Topographic considerations such as significant slopes and land area preclude high intensity development yet offer opportunities for low intensity uses having good visibility from the Riverside Freeway.

C. Industrial/Research and Development - this area is intended as a location for high technology industries [ILLEGIBLE] in fields of electronics, instruments, and machinery which are labor-intensive, growth oriented, and environmentally clean, as well as related and [ILLEGIBLE] light industrial and service commercial uses.

D. Open Space[ILLEGIBLE] - this area is intended for passive and active open space uses. It is intended that this area will serve as an open space link between [ILLEGIBLE] and featherly Regional Park, as well as an area for the recreational uses ancillary to the employment complex. This area is coterminus with the City of [ILLEGIBLE] Linds zoning.

                                                        BY: [ILLEGIBLE]
                                                           ---------------------

                                    82-360356

SECTION 2 - PERMITTED USES

A. Office and Commercial

         -        Offices.

         -        General retail

         -        Food service

         -        Hotels and motels

         -        Medical, dental [ILLEGIBLE] health care services for humans

         -        Nurseries

         -        Public service utility offices

         -        Recreational facilities

         -        Service stations

         -        Parking facilities

         -        Theaters and entertainment [ILLEGIBLE]

         -        Veterinary offices

         -        Public utility installations

         -        Roads

         -        Temporary uses as permitted by the Planning Director

         -        Uses of a similar nature and intensity as the above.

B. Support Commercial

         -        Convenience packaged-good retail stores

         -        Hotels, motels, inns

         -        Food service

         -        Offices

         -        Public utility installation

         -        Roads

         -        Temporary uses as permitted by the Planning Director

         -        Uses of a similar nature and intensity as the above.

C. Industrial/Research and Development

         -        Blueprinting, printing, [ILLEGIBLE] and related service uses

         -        Distribution, storage, [ILLEGIBLE] and warehousing uses

         -        Food service

                                    82-360356

         -        General manufacturing and assembly uses

         -        Industrial and office condominiuns

         -        Offices

         -        Repair shops

         -        Testing facilities

         - Uses engaged in research, laboratories and compatible light manufacturing

         -        Parking facilities

         -        Public utility installations

         -        Roads

         -        Temporary uses as permitted by the planning Director

         -        Uses of a similar nature and intensity at the above.

D. Open Space Preserve

         - Flood and Road Project - flood control channels, [ILLEGIBLE], spreading grounds and besins, roads, bridges and store drains constructed in accordance with plans meeting the approval of the city engineer

         - Agriculture - all permitted agricultural use types except agricultural processing and tree crops.

         - Part Project - parts, campgrounds, picnic grounds, trails, wildlife and natural preserves, and similar open space uses.

The following uses are permitted subject to the issuance of a Conditional Use permit:

         -        Public utility facilities

         - Temporary structures which can be readily removed within the available for flood warning

         - Recreation areas, parks, campgrounds, playgrounds, fishing lakes, hunting clubs, riding and hiking trails, golf courses, athletic fields, parking [ILLEGIBLE], wildlife and natural preserves, and similar open space uses without permanent structures of improvements, except restroom.

                               SPIEGEL ENTERPRISES
                      1900 AVENUE OF THE STARS, SUITE 1625
                             LOS ANGELES, CA 90067

                                                             September 16, 2003

Ms, Susan Reed
Controller
Unit Instruments/Celerity Group
22600 Savi Ranch Parkway
Yorba Linda, CA 92887

         Re: 22600 Savi Ranch Parkway, Yorba Linda, CA

Dear Susan:

         The provisions of Article 4.2 of the Lease dated September 1, 1990 (as modified by the Fourth Amendment of that lease) pursuant to which you occupy the property at 22600 Savi Ranch Parkway, require an adjustment of the rent every three years based upon the increase in the Consumer Price Index. The next adjustment is effective on November 1, 2003, and the increase in rent is to be no less than 4% per year (12.5% cumulatively) but not more than 7% per year (22,5% cumulatively).

         The United States Department of Labor recently announced the cumulative increase over the last three years in the figures for the Consumer Price Index for All Urban Consumers, U.S. City Average all items (1982-1984 = 100) to be about 6.8%. While this is not the final number to be used in the rental adjustment, it does indicate that the final number will undoubtedly not exceed the minimum cumulative adjustment of 12.5%. In other words, commencing November 1, 2003, the rent will be $83,110.92 ($73,885.31 x 1.04 x 1.04 x 1.04).

         That rent will be over and above the charges for common area maintenance charges ($1,919.50 per month), and estimated taxes ($8,098.09 per month). Therefore, the total monthly payable will be $93,128.51.

         In July I corresponded with Randy Green concerning a possible

                             (310) 553-0900 EXT. 234
                FAX (310) 553-8705         EMAIL AWASE2050@AOL
alternative to the above. The last item was a fax I sent to him on July 17. If you wish to continue that dialogue, please let me know at your earliest convenience.

         Assuming no such alternative is agreed upon and the change in the Consumer Price Index in the next month does not drastically exceed the figures we anticipate, I would appreciate your making the appropriate amendment to your records effective for the November rent.

         If you have any questions, please do not hesitate to contact me. I thank you for your cooperation.

                                                     Sincerely yours,

                                                     /s/ Mark A. Spiegel
                                                     -------------------
                                                     Mark A. Spiegel

cc. Randy Green (512) 246-5590

                               SPIEGEL ENTERPRISES
                      1900 AVENUE OF THE STARS, SUITE 1625
                             LOS ANGELES, CA 90067

                                                                October 18, 2000

Ms, Susan Reed
Controller
Unit Instruments
22600 Savi Ranch Parkway
Yorba Linda, CA 92887

POST-IT FAX NOTE           7671   DATE 6/13/01    # OF PAGES 2
------------------------------------------------------------------
TO VICKIE GARNER                  FROM MARK SPIEGEL
------------------------------------------------------------------
CO./DEPT.                         CO.
------------------------------------------------------------------
PHONE #                           PHONE #           [ILLEGIBLE]
------------------------------------------------------------------
FAX #  512 246 55901              FAX # .
------------------------------------------------------------------

Dear Susan:

         The provisions of Article 4.2 of the Lease dated September 1, 1990, (as modified by the Fourth Amendment of that lease) pursuant to which you occupy the property at 22600 Savi Ranch Parkway, Yorba Linda, require an adjustment of the minimum rent every three years based upon the increase in the Consumer Price Index. Such change is to be no less than an increase of 4% per year, nor more than an increase of 7% per year. Under the Second 1997 Amendment, the term of the lease commenced on November 1, 1991; therefore, the next adjustment is to be effective on November 1, 2000.

         The United States Department of Labor recently announced the increase over the last three years in the figures for the Consumer Price Index for All Urban Consumers, U.S. City Average all items (1982-1984 = 100) to be 7.75% (173.7 for September, 2000 compared to I61.2 for September, 1997). A copy of the chart from the Bureau of Labor Statistics is enclosed for your reference. Therefore, the increase in the rent for the three-year period commencing November 1, 2000 will be at the minimum of 4% per year, and, accordingly, the minimum rent will be $73,885,31 ($65,683.77 x l.04 x l.04 x 1.04).

         That minimum rent is over and above payments for the amortization of tenant improvements ($1,500.00 per month), common area maintenance charges ($2,524.74 per month), and estimated taxes ($7,623.06 per month).

                             (310) 553-0900 EXT. 234
                     FAX (310) 553-8705   EMAIL AWASE2050@AOL

Therefore, the total amount payable commencing November 1, 2000, will be $85,533.11.

         I would appreciate your making the appropriate amendment to your records. If you have any questions, please do not hesitate to contact me.

         I thank you for your cooperation.

                                                  Sincerely yours,

                                                  /s/ Mark A. Spiegel
                                                  -------------------
                                                  Mark A. Spiegel

                     Amendment to Industrial Building Lease

         This Amendment to Industrial Building Lease is entered into this _______day of October, 1999, by and between Unit Instruments, Inc., as "Tenant", and SE Yorba Linda LLC, AWI Yorba Linda LLC, and AAS/BLS Yorba Linda LLC, collectively as "Landlord", in light of the following facts and circumstances:

         A. Tenant occupies those certain premises commonly known as 22600 Savi Ranch Parkway in the City of Yorba Linda, Orange County, California ("the Premises"), pursuant to an Industrial Building Lease dated September 1, 1990 ("the Lease"), originally with Pacesetter Business Properties as landlord. The Lease has been amended pursuant to agreements dated September 1, 1990, July 1, 1991, January 13, 1995, July 14,
                  1997, and July 18, 1997.

         B. Landlord acquired ownership of the Premises on or about June 15, 1998, and has succeeded to the interest of landlord under the Lease.

         C. The Premises serve as security for a loan payable by Landlord in favor of Dynex Financial, Inc. Pursuant to Paragraph 3.7(a) of the Deed of Trust associated with that loan, Landlord has agreed not to amend the Lease without the prior written consent of Dynex Financial, Inc.

         D. Landlord and Tenant have agreed, subject to the consent of Dynex Financial, Inc., that notwithstanding anything to the contrary in the Lease, as amended - particularly (but not by way of limitation) Paragraph 9.6 - that Tenant may assume the responsibility for maintaining all required property insurance for the Premises.

                  Therefore, in consideration of the foregoing and the mutual covenants set forth in the Lease, as amended, and herein, the parties have agreed as follows:

         1. Notwithstanding the provisions of Paragraph 9.6 of the Lease, the required insurance may be obtained and paid for directly by Tenant.

         2. The amount of insurance required to be maintained is the full replacement cost of the premises, which is agreed - as of the date hereof - to be $6,600,000, plus twelve months of rental value. In addition to Fire and Extended Coverage insurance, insurance for earthquake damage (so-called "difference-in-conditions coverage") will also be maintained in those amounts. Such types and amounts may be changed from time to time upon Landlord's request so that adequate insurance coverage is maintained. If any such insurance policy has a deductible (which in any event shall not exceed the deductible amount permitted by the lender), the Tenant will be liable for such deductible amount. The proceeds of such insurance will be under the control of the party designated in the loan papers or the Lease (and in the event of a conflict, the loan papers).

         3. All required insurance policies will be issued by insurance companies licensed to do business in the State of California and rated no lower than A-XII by the then most recent "Best's" insurance ratings. Such policies will contain provisions that such shall not be cancelled or changed to reduce the insurance coverage provided thereby without at least thirty (30) days prior written notice to Landlord and Dynex Financial, Inc.

         4. Certificates of said insurance have been delivered to Landlord and Dynex Financial, Inc., and copies of all policies shall, upon request of Landlord or its lender, be delivered to them as well. Certificates of renewal of the insurance policies will likewise be. delivered to Landlord and Dynex Financial, Inc. (or its then current lender) within ten (10) days of the expiration of the then current policies. If Tenant fails to provide such certificates as required, Landlord may obtain the required insurance and charge Tenant all costs therefor as provided by Paragraph 9.6 of the Lease.

         5. Nothing in this Amendment is intended or shall be interpreted as diminishing any rights of Dynex Financial, Inc. concerning the amount and the disposition of insurance proceeds or any other topic covered hereby. In the event of a foreclosure or if Tenant receives a written notification from Dynex Financial, Inc. that Landlord is in default under any loan agreement - upon which Tenant may rely until such is revoked by Dynex Financial, Inc. or by a court order - Tenant agrees that Dynex Financial, Inc. will be able to exercise all rights that Landlord would otherwise have concerning all insurance matters.

         Except as specifically amended by the foregoing, the provisions of the Lease, as heretofore amended, will remain unchanged.

         This agreement will become effective upon the execution thereof by the last of Landlord, Tenant, and Dynex Financial, Inc. but will be retroactive to September 1, 1999

Landlord:                                        SE Yorba Linda LLC

Date: _______

                                                 /s/ Mark A. Spiegel
                                                 -------------------
                                                 by Mark A. Spiegel

                                                 AWI Yorba Linda LLC

                                                 /s/ Mark A. Spiegel
                                                 -------------------
                                                 by Mark A. Spiegel

                                                 AAS/BLS Yorba Linda LLC

                                                 ______________________________
                                                 by Albert A. Spiegel

Tenant:                                          Unit Instruments, Inc.

Date:_______________________                     _______________________________
                                                 by
                                                 Its

Dynex Financial, Inc.                            _______________________________
                                                 by
Date:_______________________                     Its

                             SECOND 1997 AMENDMENT
                                       TO
                           INDUSTRIAL BUILDING LEASE

                                    BETWEEN

                                D&L INVESTMENTS

                                      AND

                                UNIT INSTRUMENTS

                               THOMAS A. RAMSEY,
                           A Professional Corporation
                                   Suite 400
                                 200 Oceangate
                              Long Beach, CA 90802
                                 (562)436-7713

                              SECOND 1997 AMENDMENT
                                       TO
                            INDUSTRIAL BUILDING LEASE

                This amendment is entered into on July 18, 1997,

         BETWEEN                    D&L INVESTMENTS,
                                    a California general partnership, (Landlord)

         AND                        UNIT INSTRUMENTS,
                                    a California corporation (Tenant).

         The parties agree as follows:

                                  1. BACKGROUND

         This agreement is based on the following background:

A. On September 1, 1990, Landlord's predecessor and Tenant entered into an Industrial Building Lease for improved real property in Yorba Linda, California (the Premises). Subsequently, the Lease was amended by a First Amendment to Lease dated September 1, 1990, a Second Amendment to Lease dated July 17, 1991, a Third Amendment to Lease dated January 13, 1995, and a 1997 Amendment to Industrial Building Lease dated July 14, 1997. The lease and its amendments are collectively referred to as "the Lease."

B. During the term of the Lease, Landlord purchased the Premises and the lessor's interest in the Lease was assigned to Landlord.

C. By this agreement, the parties are amending the Lease to define the dates of its initial term.

                              2. AMENDMENT OF LEASE

         Section 3.1 of the Lease is deleted in its entirety and the following language is substituted in its place:

                           3.1 Initial Term. The initial term of this Lease shall commence on November 1, 1991, and end on October 31, 2006, unless sooner terminated as provided in this Lease.

                             3. EXTENT OF AMENDMENT

         Except as set forth in 12, above, the text of the Lease shall remain unchanged.

LANDLORD:                                D&L INVESTMENTS,
                                         a California general partnership

                                         /s/ Leonard L. Lady,
                                         -------------------
                                         by Leonard L. Lady,
                                         Managing General Partner

TENANT:                                  UNIT INSTRUMENTS,
                                         a California corporation

                                         /s/ Gary N. Patten
                                         ------------------
                                         by   Gary N. Patten 7/23/97
                                         its  Vice President

                                 1997 AMENDMENT
                                       TO
                           INDUSTRIAL BUILDING LEASE

                                    BETWEEN

                                D&L INVESTMENTS

                                      AND

                                UNIT INSTRUMENTS

                               THOMAS A. RAMSEY,
                           a Professional Corporation
                                   Suite 400
                                 200 Oceangate
                              Long Beach, CA 90802
                                 (562) 436-7713

                                 1997 AMENDMENT
                                       TO
                            INDUSTRIAL BUILDING LEASE

         This amendment is entered into on July 14, 1997.

         BETWEEN                   D&L INVESTMENTS,
                                   a California general partnership, (Landlord)

         AND                       UNIT INSTRUMENTS,
                                   a California corporation (Tenant).

         The parties agree as follows:

                                  1. BACKGROUND

         This agreement is based on the following background:

A. On September 1, 1990, Landlord's predecessor and Tenant entered into an Industrial Building Lease (the Lease) for improved real property in Yorba Linda, California (the Premises).

B. Subsequently, Landlord purchased the Premises and the lessor's interest in the Lease was assigned to Landlord.

C.       By this agreement, the parties are amending the Lease.

                              2. AMENDMENT OF LEASE

         Section 28.2 of the Lease is deleted in its entirety. No language is substituted in its place.

                             3. EXTENT OF AMENDMENT

         Except as set forth in [ILLEGIBLE], above, the text of the Lease shall remain unchanged.

LANDLORD:                                     D&L INVESTMENTS,
                                              a California general partnership

                                              /s/ Leonard L. Lady
                                              --------------------
                                              by Leonard L. Lady,
                                              Managing General Partner

TENANT:                                       UNIT INSTRUMENTS,
                                              a California corporation

                                              /s/ [ILLEGIBLE]
                                              ------------------
                                              by  [ILLEGIBLE]
                                              Its Vice President

                            FOURTH AMENDMENT TO LEASE

                                D & L INVESTMENTS
                                   (Landlord)

                              UNIT INSTRUMENTS INC.
                                    (Tenant)

                                THOMAS A. RAMSEY
                                    SUITE 800
                            301 EAST OCEAN BOULEVARD
                              LONG BEACH, CA 90802
                                 (310) 436-7713

                    FOURTH AMENDMENT TO LEASE

The amendment is entered into on March 17, 1995,

BETWEEN                               D & L INVESTMENTS,
                                      a California General Partnership

                                      (Landlord),

AND                                   UNIT INSTRUMENTS INC.,
                                      a California corporation

                                      (Tenant).

The parties agree as follows:

                                 1. BACKGROUND:

This amendment is based upon the following background.

A. On or about September 1, 1990, Pacesetter Business Properties, the predecessor-in-interest to Landlord, and Tenant entered into a building lease with respect premises commonly known as 22600 Savi Ranch Parkway, Yorba Linda, California.

B. The industrial building lease referred to above was amended by First Amendment to Lease dated September 1, 1990, Second Amended Lease dated July 5, 1991 and Third Amendment to Lease dated January 13, 1995. The industrial building lease and its amendments are collectively referred to as "the Lease".

C. By this amendment, the parties are changing certain portions of the Lease.

                             2. AMENDMENT OF LEASE:

         The existing wording of the introductory sentence of section 4.2 of the Lease is amended to read as follows:

                   Rent Adjustment. On the third anniversary of the Commencement Date, and each third year thereafter during the initial term and all subsequent terms of this lease (each such date being referred to in this lease as an "Adjustment Date"), Minimum Monthly Rent shall be increased as follows:

                             3. EXTENT OF AMENDMENT:

         Except as changed by this amendment, the terms and conditions of the Lease shall remain unchanged.

LANDLORD:                                     D & L INVESTMENTS INC.,
                                              a California general partnership

                                              By: /s/ Leonard Lady
                                                  -----------------
                                                  LEONARD LADY,
                                                  General Partner

TENANT:                                       UNIT INSTRUMENTS INC.,
                                              a California corporation

                                              By  /s/ [ILLEGIBLE]
                                                  -----------------
                                              its Vice President

                            THIRD AMENDMENT TO LEASE

         THIS THIRD AMENDMENT TO LEASE ("Amendment") is entered into as of January 13, 1995, by and between D & L Investments, a California general partnership, successor-in-interest to PACESETTER BUSINESS PROPERTIES, a California corporation ("Landlord"), and UNIT INSTRUMENTS, INC., a California corporation ("Tenant") referred to therein as Unit Instruments, for the purpose of amending the Industrial Building Lease dated September 1, 1990, as amended by the First Amendment to Lease, dated September 1, 1990 and the Second Amendment to Lease, dated July 17, 1991 (jointly referred to the "Lease") between Landlord's predecessors-in-interest and Tenant with respect to the premises commonly known as 22600 Savi Ranch Parkway, Yorba Linda, California ("Premises"). Capitalized terms used in this Amendment shall have the meaning set forth in the Lease. Landlord and Tenant agree that the Lease is amended in the following respects:

         1. That portion of Section 1.1 entitled "Term", is deleted in its entirety and the following is substituted therefor:

                  "TERM:       Fifteen years, with one (1) option to extend the
                  (Article 3)  Term for a period of five (5) years."

         2. A new Paragraph 30 shall be added to the Lease and shall read as follows:

                  "30. Right of First Refusal. If at any time during the Term, as extended by the valid exercise of an option to extend the Term {"ROFR Period"), Landlord determines to offer the Premises for sale, then Landlord shall offer to sell the Premises to Tenant at the rate and upon the terms and conditions proposed by Landlord and pursuant to the purchase and sale agreement form forwarded therewith ("Proposed Agreement"). Tenant shall have 15 days following the service of Landlord's written offer of the ROFR on Tenant to accept or reject such offer by serving Landlord with written notice of Tenant's decision. If Tenant rejects the ROFR offer, proposes to vary any of the terms and conditions of Landlord's ROFR offer by means of counter-offer or otherwise, or fails to accept or reject the ROFR offer within such 15 day period, then such failure, proposal to vary terms or rejection shall be deemed an irrevocable rejection "of Landlord's offer and the ROFR offer shall expire and be of no further force and effect, Landlord shall thereafter have the right to sell the Premises to any third party pursuant to the terms and conditions set forth in the ROFR offer, or on any other terms and conditions, without any obligation to offer the same to Tenant, except as specifically provided below.

                           In the event Tenant rejects the ROFR offer, and
                  thereafter Landlord desires to enter into an agreement to sell the Premises for a purchase price which is 10% or more favorable with respect to the purchase price to the proposed buyer than the ROFR offer ("Amended ROFR offer"), Landlord shall not enter into such agreement without first offering the Amended ROFR offer to Tenant upon the more favorable terms and conditions. For example, if the

\
                  ROFR offer is to sell the Premises to Tenant for $4,000,000, and Tenant does not accept the ROFR offer, and thereafter Landlord desires to sell the Premises to a third party for $3,500,000, Landlord shall first be required to offer the Premises to Tenant for $3,500,000 since such amount is more than 10% less than the original ROFR offer. In such event, Tenant shall have 10 days to accept or reject the Amended ROFR offer by serving Landlord written notice of Tenant decision. The terms and provisions contained herein concerning Tenant's acceptance or rejection of the of-the initial ROFR offer, or Landlord's failure to offer same to Tenant as required herein, shall also apply to the Amended ROFR offer.

                           If Tenant accepts in writing the ROFR offer (or, if
                  applicable, the Amended ROFR offer) as provided above, then within 15 days after Tenant's acceptance of the ROFR offer, Landlord and Tenant shall execute the Proposed Agreement."

         If this document is executed in counterparts, each counterpart shall be deemed an original.

         Except to the extent modified by this Third Amendment, the terms and conditions of the Lease (as modified by the First and Second Amendment) shall remain in full force and effect.

         The parties have executed this Amendment as of the date first above written.

         "LANDLORD"                           D  &  L  Investments, a California
                                                  general Partnership

                                              By: /s/ Leonard Lady
                                                  ----------------
                                                  Leonard Lady, general
                                                         partner

         "TENANT"                             UNIT INSTRUMENTS, INC.,
                                                  a California corporation

                                              By: /s/  [ILLEGIBLE]
                                                  --------------------
                                                  Its: Vice President

                                              By:_____________________
                                                  Its:________________

[UNIT INSTRUMENTS, INC. LOGO]

November 10, 1994

Mr. L. L. Lady
Partner
D&L Investments
16741 Carousel Lane
Huntington Beach, California 92649

Re:      Lease Extension

Dear Leonard:

In response to your request for Unit Instruments agreeing to a five year extension of our present lease with an additional five year option, please be advised that this matter was discussed with Autoclave Engineers' management on October 13, 1994. This extension was agreed to by Autoclave management.

We look forward to a continued outstanding relationship between yourself and Unit Instruments.

Very truly yours,

/s/ Michael G. Saloka
---------------------
Michael G. Saloka
Vice President
Finance

MGS/ph

cc:      M.J. Doyle
         T.C. Guelcher

UNIT INSTRUMENTS, INC.
22600 Savi Ranch Parkway
Yorba Linda, California 92687
Phone (714) 221-2640
FAX   (714) 221-0804

                        STRADLING, YOCCA, CARLSON & RAUTH
                           A PROFESSIONAL CORPORATION

                                ATTORNEYS AT LAW
                      660 NEWPORT CENTER DRIVE, SUITE 16OO
                              POST OFFICE BOX 7680
                      NEWPORT BEACH, CALIFORNIA 92660-6441
                            TELEPHONE (714) 725-4000
                            TELEPHONE (714) 64O-7O35

                                   FAX NUMBER

                                 (714)725-4100

                                  July 18, 1991

FRITZ R. STRADLING            JAMES DEXTER CLARK          JOHN E. BRECKENRIDGE
NICK E. YOCCA                 STEPHEN H. LACOUNT             RENA C. STONE
C. CRAIG CARLSON              HARLEY L. BJELLAND              OF  COUNSEL
WILLIAM  R. RAUTH III         STEPHEN T. FREEMAN
K. C. SCHAAF                  PERRY J. TARNOFSKY
RICHARD C. GOODMAN            ROBERT A. WILSON
JOHN J. MURPHY                LISA M. KITSUTA
THOMAS P. CLARK, JR.          CHERYL A. DOW
BEN A. FRYDMAN                NICHOLAS J. YOCCA
DAVID R. MCEWEN               JULIE M. PORTER              WRITER'S DIRECT DIAL:
PAUL L. GALE                  MARK T. PALIN
RUDOLPH C, SHEPARD            ROBERT C. FUNSTEN                  (714)
ROBERT J. KANE                ALETA LOUISE BRYANT               725-4103
M. D. TALBOT                  RONALD A. VAN BLARCOM
BRUCE C. STUART               STEPHEN M. MCNAMARA
E. KURT YEAGER                GARY A, PEMBERTON
ROBERT J. WHALEN              JOHN  M. ANTOCI
ROBERT E. RICH                CAROL L. LEW
THOMAS A. PISTONE             J. MICHAEL VAUGHN
RANDALL J. SHERMAN            DEMISE E. HARBAUGH
BRUCE W. FEUCHTER             BARBARA L. ZEID
MARK J. HUEBSCH               ERIC T. SALTZMAN
KAREN A, ELLIS                JON  E. GOETZ
ELIZABETH C. GREEN            ALAN J. KESSEL
BRUCE D. MAY                  GARY P.  DOWNS
DONALD J. HAMMAN              JOHN D. IRELAND
JOHN J. SWIGART, JR.          MICHAEL J. PENDERGAST
MICHAEL A. ZABLOCKI           DAVID H. MANN
NEILA R. BERNSTEIN            GALE I. SCHLESINGER
CELESTE STAHL BRADY           CHRISTOPHER M. MOHOPOULOS
CHRISTOPHER J. KILPATRICK     DANA M, KEZMOH
JOEL H. GUTH                  DARRYL S. GIBSON
JULIE MCCOY AKINS             JOHN G. McCLENDON
DAWN C. HONEYWELL             TODD R. THAKAR
OWEN B. LUBOW                 RICHARD T. NEEDHAM
LAWRENCE B. COHN              ROBERT C. WALLACE
WARREN B. DIVEN               DAMON C. MOSLER

Mr. Tom Guelcher
Autoclave Engineers, Inc.
2901 W. 22nd Street
Erie, Pennsylvania  16506

         Re:      Unit Instruments, Inc. Yorba Linda Property

Dear Mr. Guelcher:

         Enclosed please find for your records one fully-executed counterpart of the Second Amendment to Lease for the above-feferenced property.

         Please feel free to give me a call should you have any questions concerning the enclosed.

                                              Very truly yours,

                                              STRADLING, YOCCA, CARLSON & RAUTH

                                                /s/ Cheryl A. Dow
                                                -----------------

                                                Cheryl A. Dow

CAD:jc
Enclosures
0115m/3269/000/42

cc:  James L. Brown

                            SECOND AMENDMENT TO LEASE

         THIS SECOND AMENDMENT TO LEASE ("Amendment") is entered into as of July 17, 1991, by and between ITL-PAC, INC., a Delaware corporation, successor-in-interest to PACESETTER BUSINESS PROPERTIES, a California corporation ("Landlord"), and UNIT INSTRUMENTS, INC., a California corporation ("Tenant") referred to therein as Unit Instruments, for the purpose amending the Industrial Building Lease dated September 1, 1990 ("Lease") between Landlord's predecessor-in-interest and Tenant with respect to North County Tech Center, Building 1 at 22600 Savi Ranch Parkway, Yorba Linda, California ("Premises"). Capitalized terms used in this Amendment shall have the meaning set forth in the Lease. Landlord and Tenant agree that the Lease is amended in the following respects:

         1. Section 1 of the Lease, "Definitions", is modified by adding the following to the address section for notices to Tenant:

                  "With copy to:  Cheryl A. Dow, Esq.
                                  Stradling, Yocca, Carlson & Rauth
                                  660 Newport Center Drive
                                  Suite 1600
                                  Newport Beach, California 92660"

         2. Section 3.3 of the Lease, "Automatic Termination", is deleted in its entirety and the following is substituted therefor:

                  "3.3 Automatic Termination. If the Commencement Date of this Lease shall not have occurred on or before the expiration of sixty (60) days after the date of final completion defined in the Construction Contract with McDaniel Builders, Inc., such date to be mutually approved by Landlord and Tenant, then this Lease may be terminated by either party upon written notice to the other and shall thereafter be of no further force or effect, provided that such date shall be extended by any delays referred to in Section 29.8 of this Lease and change orders approved by both Landlord's and Tenant's representative."

         3. Section 4.1, "Minimum Monthly Rent", is modified by adding the following thereto:

                  "Notwithstanding the foregoing, Tenant's obligation and agreement to pay rent as provided above shall commence upon the date twenty (20) days prior to the Commencement Date."

         4. The last sentence of Article 6 of the Lease is deleted in its entirety and the following is substituted therefor:

                  "If the City refuses to approve the Occupancy Letter on or before the date of issuance of building permits by the City, then Tenant shall have the right to terminate this Lease upon ten (10) days' notice to the other party, in which event all funds and documents shall be returned to the party delivering the same and the parties shall have no further obligations under this Lease."

         5. Section 1 of Exhibit C is modified by adding the following thereto:

                  "The parties hereby agree that Landlord's Work shall not include the purchase and installation of the deionized water plant, the burn-in ovens, the interior gas line installation, communications and computer cabling."

       6. The first paragraph of Section 5 of Exhibit C is deleted in its entirety and the following is substituted therefor:

                  "Landlord shall install Landlord's Work substantially in accordance with the Plans. The date for Substantial Completion of Landlord's Work set forth in the schedule shall be extended up to a maximum of 6 months by any cause beyond Landlord's control referred to in Section 29.8 of this Lease. For purposes of Section 3.1 of this Lease, Substantial

         Completion' of Landlord's Work shall mean the date when a Certificate of Substantial Completion is signed off by Tenant's representative, the principal architect of Landlord's Work, and Landlord's representative that all of Landlord's Work has been completed except for 'Punch List' items, i.e., items of work and adjustments to items and fixtures that can reasonably be completed after the Premises are occupied without causing material interference with Tenant's use of the Premises. Notwithstanding the foregoing, if Landlord claims the reason the Certificate of Substantial Completion was not obtained at an earlier date was because of delays due solely to special work, changes, alterations or additions required to be made by Tenant or delays caused solely by Tenant's failure to submit or supply information or specifications or in the approving of plans, specifications or estimates, giving authorizations or otherwise caused solely by its action, inaction, delay or default of Tenant, provided that Landlord has given to Tenant the notice required by Section 7 of Exhibit C, then the parties shall comply with the provisions of such Section 7 and upon either (i) the agreement of the parties, or (ii) the determination of the arbitrator, the Date of Substantial Completion shall be adjusted, if necessary. Notwithstanding the foregoing, in the event of concurrent delay caused by both Landlord and Tenant, [ILLEGIBLE] shall not be liable for any such concurrent delay, but shall be liable for any time period during which Tenant is the sole cause of delay (as provided above). For example, if a Tenant-caused delay commences May 1, a Landlord-caused delay commences May 10 and both delays end on May 20, then Tenant shall be liable for ten (10) days of delay (the period from May 1 to May 10, inclusive, during which there was no Landlord-caused delay)."

         7. Section 6 of Exhibit C is deleted in its entirety and the following is substituted therefor:

                  "6. The Minimum Monthly Rent set forth in Section 1.1 of this Lease is based upon the estimated 'Cost of Landlord's Work', as hereinafter defined, being $1,550,000 ('Allowance'). To the extent, if any, that the Cost of Landlord's Work is greater than the Allowance, up to a maximum amount of $1,700,000, the Minimum Monthly Rent set forth in Section 1.1 shall be increased by 1% of the amount by which the Cost of Landlord's Work exceeds the Allowance. Any amount by which the Cost of Landlord's Work exceeds $1,700,000, but does not exceed $1,856,000.00, shall be payable by Tenant over the first seven (7) months following the Commencement Date with interest at the rate of eleven percent (11%) per annum payable monthly on the outstanding principal balance such interest to run from the date and execution of a contract for construction of Landlord's Work between Landlord and McDaniel Builders, Inc. ("Contractor").

                  Any amount by which the Cost of Landlord's Work exceeds $1,856,000 shall be paid by Tenant, one-half of the estimated excess amount upon commencement of construction and the balance upon substantial completion of construction of Landlord's Work. To the extent, if any, that the Cost of Landlord's Work is less than $1,700,000, the Minimum Monthly Rent set forth in Section 1.1 shall be decreased by 1% of such difference. Up to a maximum of $100,000 of the Allowance may be applied in payment of the amounts actually incurred by Tenant for moving costs in connection with Tenant's move to the Premises. In addition to the foregoing, once the sum of $1,856,000 has been exceeded as the Cost of Landlord's Work, Tenant shall pay to the Landlord all amounts attributable to change orders approved by Tenant or Tenant's representative, such payment to be made whenever a group of change orders aggregates $10,000 or more. Tenant shall have no payment liability for any change order which it or Tenant's representative have not specifically approved in writing.

                  For purposes of this paragraph 6, the term 'Cost of Landlord's Work' shall include all remodeling and new construction costs, including, but not limited to, the cost of all space planning, design, engineering and architectural work, application fees, permits, materials, labor, third-party contractors' overhead and profit and any other costs which are reasonably required to fully comply with the Plans and with the requirements of all governmental agencies having jurisdiction of the Premises. The Cost of Landlord's Work shall expressly not include any amounts paid by Landlord to Pacesetter Business Properties or any other entity for construction management on behalf of Landlord. Any increase in the Minimum Monthly Rent which is payable pursuant to this paragraph 6 shall not be deferred as set forth in Section 1.1."

         8. Section 7 of Exhibit C is modified by adding the following thereto:

                  "Landlord shall notify Tenant of any alleged delays by Tenant hereunder within 24 hours after such delay begins. The parties shall meet and in good faith confer within 24 hours after Tenant's receipt of such notice to determine whether in fact, any delay has occurred. If the parties are unable to determine whether in fact any delay has occurred on the part of Tenant, then within 24 hours thereafter the matter shall be referred to arbitration in accordance with the rules of Judigial Arbitration and Mediation Service in Orange County, California. Such arbitration shall take place in Orange County, California."

         9.       The following is added as Section 8 of Exhibit C:

                  "Landlord and Tenant hereby agree that once Tenant has approved the Plans, provided that the Contractor thereafter constructs the Premises in accordance with the Plans, Tenant shall not thereafter require major changes in the Plans, provided that Tenant may require change orders to the Plans. Tenant hereby designates Eric Redemann or Jim Brown as its representatives for the purpose of signing any change order to the Plans and construction of the Premises."

         10. Article 16, "Repairs and Maintenance", is modified by adding thereto the following:

         "16.6 Landlord's Obligations to Repair and Maintain.

                  Notwithstanding the provisions of this Article 16, Landlord acknowledges that:

                           (i) Repairs are required to be made to the roof of
                  the Premises. At its sole cost and expense. Landlord has agreed to cause or has already caused a certified or licensed roof inspector to inspect the roof, determine necessary corrective action to be performed, and cause same to be performed at Landlord's sole cost and expense.

                           (ii) Repairs are required to be made to the west
                  concrete tilt-up wall which now allows rain and wind to blow in.

                           (iii) Light standards, if any, in the common area
                  which are rusted out and have blown over will be repaired.

                           (iv) There are additional leaks in the Premises due
                  to wind and rain blowing through heating, ventilating and air conditioning vents, and the glass front of the Premises leaks.

                  All of the foregoing repairs are to be performed at Landlord's sole cost and expense without reimbursement by Tenant and shall not be deemed part of the Allowance under the Lease.

                  Notwithstanding the provisions of Section 16.1, during the first twelve (12) months following the Commencement Date, any repairs required to be performed due to leakage in the Premises (whether from the roof or any exterior walls or glass) shall be performed by Landlord at its sole cost and expense."

         11. Right of First Refusal. If at any time during the Term ("ROFR Period"), Landlord determines to offer the Premises for sale, then Landlord shall offer to sell the Premises to Tenant at the rate and upon the terms and conditions proposed by Landlord and pursuant to the purchase and sale agreement form forwarded therewith ("Proposed Agreement"). Tenant shall have fifteen (15) days following service of Landlord's written offer of the ROFR on Tenant to accept or reject such offer by serving Landlord with written notice of Tenant's decision. If Tenant rejects the ROFR offer, proposes to vary any of the terms and conditions of Landlord's ROFR offer by means of counter-offer or otherwise, or fails to accept or reject the ROFR offer within such fifteen
(15)-day period, then such failure, proposal to vary terms or rejection shall be deemed an irrevocable rejection of Landlord's offer and the ROFR shall expire and be of no further force or effect, Landlord shall thereafter have the right to sell the Premises to any third party pursuant to the terms and conditions set forth in the ROFR offer, or on any other terms and conditions, without any obligation to offer same to Tenant, except as specifically provided below.

         In the event Tenant rejects the ROFR offer, and thereafter Landlord desires to enter into an agreement to sell the Premises for a purchase price which is ten percent (10%) or more favorable with respect to the purchase price to the proposed buyer than the ROFR offer ("Amended ROFR Offer"), Landlord shall not enter into such agreement without first offering the Amended ROFR offer to Tenant upon the more favorable terms and conditions. For example, if the ROFR offer is to sell the Premises to Tenant for $4,000,000, and Tenant does not accept the ROFR offer, and thereafter Landlord desires to sell the Premises to a third party for $3,500,000, Landlord shall first be required to offer the Premises to Tenant for $3,500,000 since such amount is more than 10% less than the original ROFR offer. In such event, Tenant shall have ten (10) days to accept or reject the Amended ROFR offer by serving Landlord written notice of Tenant's decision. The terms and provisions contained herein concerning Tenant's acceptance or rejection of the initial ROFR offer, or Landlord's failure to offer same to Tenant as required herein, shall also apply to the Amended ROFR offer.

         If Tenant accepts in writing the ROFR offer (or, if applicable, the Amended ROFR offer) as provided above, then within fifteen (15) days after Tenant's acceptance of the ROFR offer, Landlord and Tenant shall execute the Proposed Agreement.

         12. Counterparts. If this document is executed in counterparts, each counterpart shall be deemed an original.

         Except to the extent modified by this Amendment, the terms and conditions of the Lease shall remain in full force and effect.

         The parties have executed this Amendment as of the date first above written.

         "LANDLORD"                   ITL-PAC, INC., a Delaware corporation

                                      By: /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Its: PRESIDENT

                                      By: /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Its: PRESIDENT

         "TENANT"                     UNIT INSTRUMENTS, INC., A
                                      California corporation

                                      By: /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Its: Chief Operating Officer Exe. U.P.

                                      By: /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Its: CEO, President

                              Consent of Guarantor

         The undersigned Guarantor hereby consents to the foregoing Second Amendment to Lease and agrees to be bound by its terms.

                                              AUTOCLAVE ENGINEERS, INC., a
                                              Pennsylvania Corporation

                                              BY: /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                  Its: Treasurer

                                              BY: /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                  Its: Chief Financial Officer

                             CORPORATION GRANT DEED

         FOR AND IN CONSIDERATION of the sum of Ten ($10.00) Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, PACESETTER HOLDINGS, INC., a California corporation (formerly known as Pacesetter Business Properties), with its principal office at 4300 Campus Drive, Suite 100, Newport Beach, California 92660, (the "Grantor"), hereby GRANTS to ITL-PAC, Inc., a Delaware corporation, whose address is c/o Barclays Business Credit, Inc., 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033 (the "Grantee"), the following described interests in real property, located in Orange County, California:

         All and singular the tenements, hereditaments, and appurtenances, reversion and reversions, remainder and remainders, and all estates, right, title and interest belonging or anywise appertaining to the property described on Exhibit A attached hereto, together with all improvements, fixtures and personal effects located thereon at the date of the execution of this Corporation Grant Deed, hereinafter collectively referred to as the "Property".

         There shall be no merger of the estates conveyed hereby, nor shall there be a merger of any estate conveyed hereby with any other interest in the Property.

         IT IS ALSO HEREBY EXPRESSLY ACKNOWLEDGED AND AGREED that:

         A. This Corporation Grant Deed and the conveyances being made hereby constitute an absolute conveyance to Grantee of all right, title and interest in the Property, including specifically but without limitation, any equity or rights of redemption or reinstatement of Grantor therein or thereto, subject to the permitted exceptions attached hereto as Exhibit B.

         B. All of the liens and security interests (hereinafter collectively called the "Liens") that evidence or secure the payment of that certain Secured Promissory Note, dated December 30, 1986 in the original principal sum of $8,000,000.00, executed by Grantor and payable to the order of BarclaysAmerican/ Business Credit, Inc. (now known as Barclays Business Credit, Inc.) ("Barclays") including, without implied limitation, (i) that certain Deed of Trust, Assignment of Rents and Security Agreement, dated December 30, 1986, executed by Grantor to Barclays, recorded in the Official Records of the Office of the

Recorder of Orange County, California on January 2, 1987 as Document Number 87-000345 and (ii) that certain Assignment of Leases and Rents, dated December 30, 1986, executed by Grantor to Barclays, recorded in the Official Records of the Office of the Recorder of Orange County, California on January 2, 1987 as Document Number 87-000346, are NOT RELEASED or RELINQUISHED in any manner or respect whatsoever, which Liens shall remain valid and continuous and in full force and effect, unless and until released by written instrument (the "Release") executed by Barclays, or its successors and assigns, and recorded in the Official Records of the Office of the Recorder of Orange County, California, which Release may be made as, if and when Barclays, or its successors and assigns, shall determine in the exercise of its sole discretion;

         C. Neither Grantor, Grantee nor Barclays intend that there be, and there shall not in any event be, a merger of any of the Liens with the title or other interest of Grantee or Barclays by virtue of this conveyance and the parties expressly provide that each such interest in the Liens on one hand and title on the other be, and remain at all times SEPARATE and DISTINCT;

         D. The title and other interest of Barclays and Grantee in the Property under this Corporation Grant Deed will not merge with the security interest of Barclays in the Property under the Liens and that for purposes of priority as between (i) intervening or inferior liens, claims or encumbrances on or against the Property, and (ii) the Liens, any and all rights of Barclays to exercise its remedies of foreclosure by private power of sale pursuant to nonjudicial foreclosure or by judicial fore-closure of any of the Liens or any other remedies are expressly preserved hereby and for purposes of limitations and any other applicable time bar defenses, the same are expressly extended as evidenced by this instrument; and

         E. The priority of the Liens is intended to be and shall remain in full force and effect and nothing herein or in any instruments executed in connection herewith shall be construed to subordinate the, priority of the Liens to any other liens or encumbrances whatsoever.

         This Corporation Grant Deed has been executed by Grantor as of May 1, 1991.

                                              PACESETTER HOLDINGS, INC., a
                                              California corporation

                                              By: /s/ Steven R. Strauss
                                                  ----------------------
                                                  Steven R. Strauss, President

                                              By: /s/ A. Keith Cook
                                                  -----------------
                                                   A. Keith Cook, Vice
                                                   President

                            ACKNOWLEDGEMENT
STATE OF CALIFORNIA   )
                      ) ss.:
COUNTY OF ORANGE      )

         On this 7th day of June, 1991, before me, the undersigned Notary Public, personally appeared STEVEN R. STRAUSS,

         [X] personally known to me or

         [ ] proved to me on the basis of satisfactory evidence

to be the person who executed the within instrument as President of Pacesetter Holdings, Inc., the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same

                                              /s/ Karen Sauerwein
(SEAL)                                        -------------------
                                                  Notary Public

                                 ACKNOWLEDGEMENT

STATE  OF  CALIFORNIA    )
                         )   ss. :
COUNTY OF  ORANGE        )

         On this 7th day of June, 1991, before me, the undersigned Notary Public, personally appeared A. Keith Cook,

         [X] personally known to me or

         [ ] proved to me on the basis of satisfactory evidence

to be the person who executed the within instrument as Vice President of Pacesetter Holdings, Inc., the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same

                                              /s/ Karen Sauerwein
(SEAL)                                        -------------------
                                                  Notary Public

                                    EXHIBIT A

         All those lots, pieces and parcels of land, together with buildings and improvements thereon, situate, lying and being in the City of Yorba Linda, County of Orange, State of California and more particularly described as follows:

     Parcel 2 of Parcel Map No. 83-1085, in the City of Yorba Linda, County of Orange, State of California, as shown on a map recorded in Book 186, Pages 49 and 50 of Parcel Maps, in the office of the recorder of said County.

                                    EXHIBIT B

1. AN ASSESSMENT BY THE IMPROVEMENT [ILLEGIBLE] SHOWN BELOW ASSESSMENT

   (or Bond) No:            9
Series:                     83-1
District:                   Yorba Linda-26
For:                        Savi Ranch mended
Bond issued:                June 22, 1984
Original Amount:            $783,854.73

Said assessment is collected with the county/city property taxes.

2. The lien of supplemental taxes, if any, assessed pursuant to the provisions of Chapter 3.5 (commencing with Section 75) of the Revenue and Taxation Code of the State of California.

3. A Notice of the Board of Supervisors of Orange County, California, that by Resolution No. 82-1173, dated August 3, 1982, Parcels 1 to 6 inclusive are included within the proposed boundaries of Assessment District No. 77, known as SAVI Ranch, recorded August 10, 1982, as Document No. 82-277723 of official Records.

A notice that the several assessment on the lots and parcel shown on the filed assessment diagram shall, upon the recording of said notice, become lien upon the lots and parcels assessed, recorded September 29, 1982 as Document no..82-343140, official Records.

Said assessment diagram was amended by instrument recorded March 1, 1983 as Document No. 83-138763, official Records.

Exhibit B
Page 2.

4. An agreement dated October 11, 1982, executed by and between The City of Yorba Linda and SAVI Ranch Associates, a partnership, relating to the future annexation of said land to the City of Yorba Linds, and the terms, conditions and provisions contained therein, recorded October 13, 1982 as Document No. 82-300356, Official Records.

5. An agreement dated October 14, 1982, executed by and between Yorba Linds County Water District, and SAVI Ranch Associates, a California general partnership, relating to the future annexation of said land to said Water District, and the terms, conditions and provisions contained therein, recorded January 20, 1983, as Document No. 83-030840, of official Records.

6. An easement for the purposes shown below and rights incidental thereto as shown or as offered for dedication on the recorded map shown below.
Map of:                 Parcel Map No. 82-1085
Recorded:               in Book 180, Pages 25 to 32 inclusive, Parcel Maps

Easement Purpose:       Public utilities

Affects:                Northwesterly 5 feet

7. A notice that several assessments on the Lots and Parcels shown on the Assessment Map filed in Book 22 of Assessment District Maps, at Pages 21 and 22, shall, upon the recording of said notice, become a lien upon the Lots and Parcels assessed, recorded June 7, 1983 as Instrument No. 83-240335, Official Records.

8. Covenants, Conditions and restrictions (deleting therefrom any restrictions based on race, color or creed) as set forth in the document
Recorded:     December 6, 1983 as Instrument No. 83-554937, Official Records

Said covenants, conditions and restrictions provide that a violation thereof shall not defeat the lien of any mortgage or deed of trust made in good faith and for value.

9. An instrument entitled "Assignment and Agreement Re Bond Assessments" executed by SAVI Ranch Associates, a California general partnership and Pacesetter Homes, Inc., a California corporation, dated April 6, 1984, recorded May 7, 1984 as Instrument No. 84-189445, Official Records, upon the terms and conditions contained therein; reference being hereby [ILLEGIBLE] said instrument for more further particulars.

10. An easement for the purpose shown below and rights incidental thereto as set forth in a document

Granted to:     Southern California Edison Company
Purpose:        Public utilities
Recorded:       December 4, 1984 as Instrument No. 84-504340,
                Official Records

Exhibit B
Page  3 .

Affects: Three strips of land each six feet wide lying within Parcel 2 a shown on Parcel Map 83-1085, filled in Book 186, pages 49 and 50 of Parcel Maps, in the office of the Recorder of said Orange County; the centerline of said strips of land being described as follow:

STRIP NO. 1:

Beginning at a point on the Northerly line of said Parcel 2, distant thereon North 70* 00' 00" East 275 feet measured from the Northwest corner of said Parcel 2; thence south 20* 00' 00" East 8 feet; thence North 70*00,00 East 188 feet; thence South 20* 00' 00" East 244 feet to a point hereinafter referred to as point "A"; thence continuing South 20* 00' 00" East 25 feet to a point hereinafter referred to as point "B"; thence continuing South 20" 00' 00" East 158 feet.

STRIP No. 2:

Commencing at said Point "A"; thence North 70* 00' 00" East 12 feet to the True Point of Beginning; thence North 20* 00' 00" West 6 feet; thence North 70* 00' 00" East a distance of 30 feet.

STRIP NO. 3:

Beginning at said Point B; thence South 70* 00' 00" West a distance of 100 feet.

Also, a rectangular parcel of land lying within said Parcel 2: said parcel of land measuring 20' x 30' in size, bounded and described as following:

Beginning at said Point "A"; thence North 70* 00' 00" East 14 feet; thence south 20* 00' 00" East 30 feet; thence South 70* 00' 00" West 20 feat; thance North 20* 00' 00" West 30 feet; thence North 70* 00' 00" East a distance of 6 feet.

11. An easement for the purpose shown below and rights incidental thereto as set forth in a document

Granted to:    SAVI Ranch Associates, a California general partnership
Purpose:       Stora drains
Recorded:      December 26, 1984 as Instrument No. 84-531113, official Records

Affects: A 10.00 foot assessment for storm drain purposes over a portion of Parcel 2 of Parcel Map No. 83-1085, in the city of Yorba Linda, County of Orange, State of California, as shown on a map recorded in Book 186, Pages 49 and 50 of Parcel Maps, records of said County described as follow:

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL 2: THENCE ALONG THE NORTHERLY LINE OF SAID PARCEL (SAID LINE ALSO BEING THE SOUTHERLY RIGHT OF MAY OF SAVI RANCH PARKWAY (81.00 FEET WIDE) SOUTH 70*00'00" WEST 439,99 FEET TO THE TRUE

Exhibit B
Page 4.

Point of Beginning; thence leaving said Northerly line South 65* 00' 00" East
4.24 feet to the beginning of a curve concave Northerly and having a radiuas of 45,00 feet; thence Southeasterly and Easterly 35.34 feet along said curve through a central angle of 45* 00' 00"; thence along a line that is parallel with and distant Southerly 16.18 feet from the Northerly line of said Parcel 2, North 70* 00' 00" East 369.46 feet to the beginning of a curve concave Southerly and having a radius of 45.00 feet; thence Easterly and Southeasterly 35.34 feet along said curve through a central angle of 45* 00' 00": thence South 65* 00' 00" East 5.50 feet to a point on the Most Easterly line of said Parcel 2: said point being distant South 20* 00' 00" East 33.25 feet from the Northeast corner of said Parcel 2.

The sidelines of said assessement are to be prolonged or foreshortened so as to terminate Northerly at the Northerly line of said Parcel, and Easterly at the most Easterly line of said Parcel.

12. Deed of Trust, Assignment of Rents and Security Agreement, dated December 30, 1986, executed by Grantor to Barclays, recorded in the Official Records of the Recorder of Orange County, California on January 2, 1987 as Document Number 87-000345.

13. Assignment of Leases and Rents, dated December 30, 1986, executed by Grantor to Barclays, recorded in the Official Records of the Recorder of Orange County, California on January 2, 1987 as Document Number 87-000346.

14. A pending assessment or special taxes imposed pursuant to the Mello Roos Community facilities Act of 1982.

15. An easement for the purpose shown below and rights incidental thereto as set forth in a document

Granted to        YORBA LINDA WATER DISTRICT
Purpose           Public Utilities
Recorded          January 27, 1987 as Instrument No. 87-046544,
                  Official Records

Affects:          Parcel "A"

                  Beginning at a point on the Northwesterly line of said Parcel 2, distant thereon South 70 degrees 00' 00" West 87.53 feet from the Northwesterly corner of said Parcel 2; thence leaving said Northwesterly line, South 20 degrees 00' 00" East 16.50 feet; thence South 70 degrees 00' 00" West 23.51 feet; thence North 20 degrees 00' 00" West 16.50 feet to a point in said Northwesterly line; thence along said Northwesterly line, North 70 degrees 00' 00" East 23.51 feet to the point of beginning.

                  Parcel "B"

                  Beginning at a point on the Northwesterly line of said Parcel 2, distant thereon South 70 degrees 00' 00" West 634.94 feet from the Northwesterly corner of said Parcel 2;

Exhibit B

Page 5.

                  thence leaving said Northwesterly line South 20 degrees 00* 00" East 23.80 feet; thence South 70 degrees 00' 00' West
                  10.00 feet; thence North 20 degrees 00' 00" West 23.30 feet to a point on said Northwesterly line; thence along said Northwesterly line. North 70 degrees 00' 00" East 10.00 feet to the point of beginning.

         Re-recorded February 25, 1987 as Instrument No. 87-102727, Official Records

16. A financing statement filed in the Office of the County Recorder, showing

      Debtor:             PACESETTER BUSINESS PROPERTIES, A California
                          Corporation

      Secured Party:      BARCLAYS AMERICAN/BUSINESS CREDIT, INC., a Connecticut
                          Corporation

      Property Covered:   Fixtures

      Recorded:           January 2, 1987 as Instrument NO. 87-000347, Official
                          Records

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE ("Amendment") is entered into as of September 1, 1990, by and between Pacesetter Business Properties, a California corporation ("Landlord"), and Unit Instruments, a California corporation ("Tenant"), for the purpose of amending the Industrial Building Lease dated concurrent herewith between Landlord and Tenant with respect to North County Tech Center Building 1 at 22600 Savi Ranch Parkway, Yorba Linda, California ("Premises"). Capitalized terms used in this Amendment shall have the meaning set forth in the Lease.

         Landlord and Tenant agree that the Lease is amended in the following respects:

1.       Article 9 of the Lease is amended by adding the following:

         "9.10    TENANT INDEMNIFIED. Landlord hereby indemnifies and agrees to hold harmless Tenant against and from the following, to the extent not resulting from the negligent or intentional act or failure to act of Tenant or its agents, employees or contractors:

                  A. any and all claims for personal injury or property damage arising from or in connection with Landlord's construction of "Landlord's Work;

                  B. any and all mechanics' and materialmens' liens arising from or in connection with Landlord's construction of "Landlord's Work"; and

                  C. the existence of Hazardous Materials on or about the Premises, prior to the occupancy of the Premises by Tenant, in violation of applicable laws, orders, rules or regulations; provided that this Section 9.10C shall not relieve Tenant of its obligations under Section 29.18C, regardless of the date on which any such Hazardous Materials existed on or about the Premises.

2. Section 15.1 of the Lease is amended by adding, at the end of the Section, the following:

         "Landlord will designate trash receptacle locations for a minimum of two typical "dumpster" bins within the Center for use by Tenant. Landlord initially designates the two locations shown on the copy of Exhibit "B" to the Lease which is attached to this Amendment. Landlord may change the designated locations at any time and from time to time during the term of the Lease."

3.       Section 16.1 of the Lease is amended by adding, following the words:
"plate glass and storefronts" in the sixth line, a comma and the words: "except as otherwise provided in this Section 16.1," and adding, following the words:
"the painting thereof in the twelfth line, the words: "and the repair or replacement of spandrel glass panels on the exterior wall of the Premises (unless caused by the negligence or intentional acts of Tenant or its agents, contractors or employees),"

4. Section 18.8 is amended by adding, at the end of first full paragraph of the Section, the following:

         "Landlord shall exercise reasonable diligence to provide the following services at the intervals indicated:

            a. Exterior window cleaning         quarter-annually

            b. Entry glass cleaning             monthly

            c. Landscaping service              weekly

Tenant acknowledges that any uninsured cost of replacement of landscaping materials, including specimen trees, will be included in Common Area expenses under this Section. Landlord will use reasonable efforts to avoid unnecessary over-watering of landscaped areas."

5. As a matter of clarification, Tenant acknowledges that all tenant improvements provided as a part of Landlord's Work, as defined in Exhibit "C" to the Lease, including but not limited to any exterior clean room chiller units, will become a part of the Premises and belong to Landlord. With respect to the following listed moveable or removeable equipment, fixtures and improvements ex isting in the Premises as of the date of the Lease, Landlord and Tenant agree as follows:

         5.1      Air compressors        belong to existing tenant and will be
                  removed

         5.2     Computer wiring              in-the-wall "Ethernet cabling" to
                                              remain; terminal distribution and
                                              interface devices belong to
                                              existing tenant and will be
                                              removed

         5.3      Vent hood                   part of Premises and will remain

         5.4      Lobby furniture, plant      part of Premises and will remain;
                  pots and wall hanging       plants are leased and therefor not
                                              part of Premises

         5.5      Security system             leased and therefor not part of
                                              Premises

         5.6      Telephone system            leased and therefor not part of
                                              Premises

         5.7      Buss bars and none-         part of Premises and will remain
                  moveable wiring in
                  machine shop

         Except to the extent modified by this Amendment, the terms and conditions of the Lease shall remain in effect.

         The parties have executed this Amendment as of the date first above-written.

                                              "LANDLORD"

                                              Pacesetter Business Properties,
                                              a California corporation

                                              By: [ILLEGIBLE]

                                                 Its: CHAIRMAN

                                              By: [ILLEGIBLE]

                                                 Its: [ILLEGIBLE]

                                              "TENANT"

                                              Unit Instruments,
                                              a California corporation

                                              By: [ILLEGIBLE]
                                                 Its: President

                                              By: [ILLEGIBLE]
                                                 Its: Chief Operating Officer

                                   EXHIBIT "B"

                                  (SITE PLAN)

                             [EXHIBIT B FLOOR PLAN]